As filed with the U.S. Securities and Exchange Commission on April 26, 2024
1933 Act Registration No. 333-71853
1940 Act registration No. 811-09225

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 31	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 31	☒
Thrivent Variable Annuity Account II
(Exact Name of Registrant)
THRIVENT FINANCIAL FOR LUTHERANS
(Name of Depositor)
600 Portland Avenue S., Suite 100
Minneapolis, Minnesota 55415
(Address of Depositor's Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-2347
Cynthia K. Mueller
4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2024 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Single Premium Immediate Variable Annuity
Thrivent Variable Annuity Account II

Statutory Prospectus
April 30, 2024
This prospectus describes key features of the Thrivent Single Premium Immediate Variable Annuity Contract which was issued by Thrivent Financial for Lutherans (“Thrivent,” “we,” “us,” or “our”), a fraternal benefit society organized under Wisconsin law. We no longer issue new Contracts.
Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this contract or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals
You may make withdrawals (other than your ongoing annuity payments) only if your annuity is still within a guaranteed payment period you elected at the time
of issue of the Contract.   We will pay you the Commuted Value of the future
payments for the remaining guaranteed payment period.
Charges-Surrender Charge
Transaction Charges
There may be charges for other transactions.
You may make 12 free subaccount transfers in each Contract Year. On subsequent subaccount transfers (other than the Dollar Cost Averaging and
Asset Rebalancing programs), you will incur a $25 transfer charge.
You will also pay a charge if you request a wire transfer of funds from your
Contract to another financial institution. The other financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.
Charges
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Charges
	Annual Fee	Minimum	Maximum
	Mortality and Expense Risk Charge (as a percentage of Accumulated Value in each subaccount)	0%	1.25%
	Investment Options ( Portfolio fees and expenses as a percentage of daily net assets) Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio.	0.23%	1.50%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges, and a 20-year fixed period payout. This estimate assumes that you do not take additional withdrawals from the
Contract , which could add Surrender Charges that substantially increase costs.

	Lowest Annual Cost: $1,325	Highest Annual Cost: $2,547
	Assumes:	Assumes:
	Investment of $100,000	Investment of $100,000
	5% annual appreciation	5% annual appreciation
	Least expensive Portfolio fees and expenses	Most expensive combination of Portfolio fees and expenses
	No optional benefits or riders	No optional benefits or riders
	No sales charges	No sales charges
	No additional purchase payments, transfers or withdrawals	No additional purchase payments, transfers or withdrawals

RISKS		Location in Statutory Prospectus
Risk of Loss	You can lose money investing in the Contract.	Principal Risks of Investing in the Contract
Not a Short-Term Investment	The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash.	Principal Risks of Investing in the Contract
Risk Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the subaccounts available under the Contract. Each investment option (including the Fixed
Account) will have its own unique risks, and you should review these investment options before making an investment decision.
Principal Risks of Investing in the Contract
Insurance Company Risks
Any obligations, guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about Thrivent, including its financial strength ratings are available upon request by calling (800) 847-4836 or by sending an email to mail@thrivent.com.
Principal Risks of Investing in the Contract
RESTRICTIONS		Location in Statutory Prospectus
Investments
We reserve the right to add, delete, combine or substitute investment options.
You may transfer all or a part of your Contract’s value among the subaccounts or from the subaccounts to the Fixed Account subject to certain limitations.
Transfers from the Fixed Account are not allowed.
Purchases and Contract Value
TAXES		Location in Statutory Prospectus
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract.
There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA).
Taxes
CONFLICTS OF INTEREST		Location in Statutory Prospectus
Investment Professional Compensation	Financial advisors or professionals no longer receive compensation on the Contract .	Distribution of the Contracts
Exchanges
Some financial advisors or professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new
Contract rather than continue to own the existing contract.
Taxes-Exchanges of Annuity Contracts

Overview of the Contract
What is the Contract, and what is it designed to do?
The Contract is an individual single premium immediate variable annuity contract intended to help you take a lump sum premium payment and turn it into an immediate income stream, through an investment in one or more Portfolios and the Fixed Account.
For whom is the Contract  appropriate?
The Contract may be appropriate if you have a long-term investment horizon and are ready to begin receiving Annuity Payments from your annuity immediately. It is not appropriate for people who may need to make additional withdrawals beyond the set payouts, or those who intend to engage in frequent trading.
What are the phases of the Contract?
The Contract has only one phase, the income phase.
After your initial premium payment, you may not make any additional premium payments. You can transfer Accumulated Value between the various investment options and the Fixed Account, subject to some limitations. Additional information about the available investment options can be found in the Appendix at the end of this document.
These annuity payments can be paid for an agreed upon timeframe or for your lifetime.
What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the Accumulated Value to a variety of investment options and the Fixed Account.
Tax Treatment: The premium payment you put into the Contract has the potential to accumulate on a tax-deferred basis.  This means earning are not taxed until money is paid out of the Contract .
What is the Member Dispute Resolution Program (MDRP)?
The MDRP provisions in Thrivent’s Articles of Incorporation and Bylaws apply to you as a member of Thrivent, including with respect to the purchase of the variable annuity described in this prospectus. That means any claims regarding the variable annuity must be pursued exclusively through the MDRP, to the extent permitted by applicable law, and therefore neither Thrivent, nor its members, insureds, certificate owners, or beneficiaries, can pursue such claims against one another in other forums, such as state or federal court, even if they might later believe those forums are preferable. Claims submitted through MDRP that go to arbitration will be decided by an arbitrator, as opposed to being decided in court by a judge or jury. See General Description of the Registrant, Depositor and Portfolios.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Accumulated Value between investment options. State premium taxes are not currently deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Maximum Commuted Value Charge (if surrendered)	2%[1]
Transfer Charge[2]	$25[2]
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).
Annual Contract Expenses	Maximum	Current
Base Contract Expenses
Mortality and Expense Risk Charge	1.25%	1.25%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision. For a complete discussion on the Maintenance of Solvency provision, see Maintenance of Solvency in the statutory prospectus.
1If you surrender or withdraw from the Contract , we will pay you the Commuted Value of the future payments for the remaining guaranteed payment period. We calculate the Commuted Value you receive for the Fixed Account using an interest rate that is currently 0.5% greater than the rate used to determine the Annuity Payments. For variable Subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the Commuted Value, the contract has an indirect surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the Contract will be less than you would receive had you chosen to continue receiving Annuity Payments.
2You are allowed 12 free transfers between the Subaccounts in each Contract Year. Subsequent transfers will incur a $25 transfer charge
The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios corresponding to Subaccounts available under the Contract , including their annual expenses, may be found at the back of this document in the Appendix.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.23%	1.50%
Expenses after reimbursements and/or fee waivers	0.23%	1.15%[3]
3The “Expenses after reimbursements and/or fee waivers” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Company Expenses and will continue for at least one year from the date of this prospectus.

Example
These examples are intended to help you compare the cost of investing in the Contract with cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses and annual portfolio expenses.
This example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes no optional benefits. Although your costs may be higher or lower, based on these assumptions, your costs would be5:
Example: If you select a life income payment option with a 20-year guaranteed payment.

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period:
Maximum Portfolio Expenses:	$9,636	$13,085	$16,145	$22,082
Minimum Portfolio Expenses:	$5,023	$6,930	$8,662	$12,158
If you do not surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$2,547	$7,283	$11,534	$19,954
Minimum Portfolio Expenses:	$1,325	$3,836	$6,148	$10,933

For this example, the following assumptions are used: 1.25% mortality and expense risk charge, and portfolio operating expenses ranging from 1.50% to 0.23%.
This example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes no optional benefits. Although your costs may be higher or lower, based on these assumptions, your costs would be5:
Example: If you select a life income payment option with a 10-year guaranteed payment.

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period:
Maximum Portfolio Expenses:	$3,748	$8,385	$12,934	$23,968
Minimum Portfolio Expenses:	$1,943	$4,417	$6,901	$13,187
If you do not surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$2,616	$7,705	$12,600	$23,968
Minimum Portfolio Expenses:	$1,361	$4,060	$6,722	$13,187

For this example, the following assumptions are used: 1.25% mortality and expense risk charge, and portfolio operating expenses ranging from 1.50% to 0.23%.

Principal Risks of Investing in the Contract
This annuity has some risks which may include the following:
♦
Risk of Loss. You can lose money by investing in the Contract, including loss of principal. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.
♦
Risks Associated with Variable Investment Options. You bear all the investment risk for amounts allocated to one or more of the Portfolios, which invest in underlying Funds. We do not guarantee the investment results of any Portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the prospectus for the Portfolio before making an investment decision.
♦
Short-Term Investment Risk. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income mean that the Contract is more beneficial to investors with a long-time horizon.
♦
Insurance Company Risk. An investment in the Contract is subject to the risks related to Thrivent. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Thrivent.
♦
Fixed Account Risk. Amounts invested in the Fixed Account will be subject to the financial strength and claims-paying ability of Thrivent.
♦
Investment Restrictions. We reserve the right to limit transfers and there is a $25 charge per transfer when you transfer your Contract Value between the Subaccounts more than 12 times in a Contract Year. We do not allow transfers from the Fixed Account. In addition, we reserve the right to add, remove or substitute investment options.
♦
Fees and Charges. Deduction of Contract fees and charges may result in loss of principal. We reserve the right to increase the fees and charges under the Contract up to the maximum guaranteed fees and charges stated in your Contract.
♦
Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract, whether non-qualified, traditional IRA or Roth IRA. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.
♦
Risks Affecting our Administration of Your Contract. We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, the coronavirus (COVID-19) pandemic and other pandemics and epidemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers.
♦
Alternatives to the Contract. Other contracts or investments may provide more favorable returns or benefits, as well as lower costs, than the Contract.
♦
Potentially Harmful Trading Activity. The Contract is not designed for frequent trading by anyone. Frequent trading may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. To protect Owners and the underlying Portfolios, we have policies and procedures to deter frequent trading between and among the Portfolios. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all trading activity that could potentially disadvantage or hurt the rights or interests of other Owners.
♦
Cybersecurity Risk. We and our service providers may be susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting us, a Subaccount, or service providers have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the ability to calculate Subaccount values, corrupting data or preventing parties from sharing information necessary for our operations, preventing or slowing transactions, stopping you from making transactions, potentially subjecting us to regulatory fines and penalties, and creating additional compliance costs. Similar types of cyber security risks are also present for issuers or securities in which the Subaccounts may invest, which could result in material adverse consequences for such issuers and may cause the Subaccounts’ investments in such companies to lose value. While we and our service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, while we do have control frameworks and we do perform due diligence on our providers, we cannot fully control the cybersecurity plans and systems put in place by our service providers or any other third parties whose operations may affect the Subaccounts or your Contract. Although we attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operation risks that may affect the Subaccounts or your Contract, or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Subaccount may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and you may bear costs tied to these risks.

General Description of the Registrant, Depositor and Portfolios
Depositor
Thrivent Financial for Lutherans (“Thrivent”) is the Depositor of the Contract and is located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415.
Thrivent
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
For more information, visit Thrivent.com.
Registrant
Thrivent Variable Annuity Account II is the Registrant for the Contract.
The Variable Account is a separate account of ours, which became available in 1999. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.
Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for mortality and expense risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.
1.Income, gains, and losses credited to, or charged against, Thrivent Variable Annuity Account II reflect the investment experience of Thrivent Variable Annuity Account II and not the investment experience of Thrivent’s other assets;
2.the assets of Thrivent Variable Annuity Account II may not be used to pay any liabilities of Thrivent other than those arising from the Contracts; and
3.Thrivent is obligated to pay all amounts promised to investors under the Contracts.
Portfolios
Information regarding each Portfolio, including its name, investment type, investment advisor and sub-advisor (if applicable), current expenses and performance is available in the Appendix to this prospectus. Each Portfolio has issued a prospectus containing more detailed information. You can view these online at dfinview.com/Thrivent/SingleImmdVA. You can also request paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in Portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to Portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.
You should carefully review the prospectuses for the Portfolio(s) you select. You should periodically consider your allocation among the Portfolios in light of current market conditions and your investment goals, risk tolerance and financial circumstances. Each Portfolio prospectus provides more complete information about the Portfolios in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.
Voting
To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
The number of votes which a contract owner or person entitled to receive Annuity Payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each contract owner has the right to instruct will be determined by dividing a Contract’s value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive Annuity Payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the contract owner or person entitled to receive Annuity Payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.
Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to contract owners, will be voted by us in proportion to the instructions received from all contract owners. As a result of proportionate voting, a small number of Owners could determine the outcome of the shareholder vote. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.
Member Dispute Resolution Program
This section describes the Thrivent Member Dispute Resolution Program (MDRP).
Members of Thrivent agree, by virtue of becoming members, that to the extent permitted by law the MDRP, as amended from time to time within Thrivent’s Articles of Incorporation and Bylaws, will be the sole means to present and resolve grievances, complaints or disputes between members, insureds, certificate owners or beneficiaries and Thrivent and its directors, officers, agents, and employees with respect to any claims arising out of or relating to products members purchase from Thrivent. As a result, claims arising out of or related to a member's Contract, as described in this prospectus, cannot be pursued in state or federal court or in other forums including Financial Industry Regulatory Authority (FINRA) arbitration and mediation. Instead, to the extent permitted by law, Thrivent members will be required to pursue such claims through the MDRP exclusively.
The MDRP follows different procedures than the procedures followed in federal or state courts. Thrivent’s MDRP is conducted in accordance with the applicable rules prescribed by the American Arbitration Association (“AAA”), as modified in Thrivent’s Articles of Incorporation and Bylaws as opposed to the procedural rules of federal or state courts. The AAA Rules governing the MDRP make clear that parties to arbitration may be represented by counsel and provide the arbitrator with authority to make determinations with respect to the confidentiality of proceedings, the extent of any information exchanged between the parties, or the award of attorneys’ fees.
Administrative Costs. As set forth in the MDRP provisions in Thrivent’s Bylaws, if mediation and/or arbitration occur in the course of the MDRP, Thrivent will pay the administrative costs of mediation and/or arbitration, including fees and expenses of mediators or arbitrators, filing fees, and reasonable and necessary fees for transcripts of the proceedings.
Attorneys’ Fees. Absent an arbitrator’s discretionary award of attorneys’ fees, each party will bear its own costs for legal counsel, just as they would if they were pursuing claims in court.
Costs of Appeal. The cost of contesting an arbitrator’s decision would be borne by the party contesting the decision, just as the cost of an appeal would be borne by the appellant in the judicial system.
No class actions or collective actions. Claims brought forward in the MDRP cannot be brought in a representative group or on behalf of or against any "class" of persons (i.e. class actions or collective actions). This applies to Thrivent as well as to contract owners and other related parties. Because the MDRP requires that all claims be brought individually, rather than in a representative group or on behalf of or against any “class” of persons, there may be both substantive and procedural differences with respect to how parties may raise and litigate claims under the MDRP as compared to how such claims could be raised and litigated in the judicial system. The Contract does not specify a choice of law for disputes. A potential advantage of the MDRP is that it may be more cost efficient and resolve claims more quickly as compared to claims raised and litigated in the judicial system. A potential disadvantage may be that the contract owner, at the time of initiating a claim, will not have a choice of the forum because he or she has already agreed to arbitration.
No court has ruled on the enforceability of the MDRP with respect to claims under the Securities Act of 1933 (“Securities Act”) relating to the variable annuity described in this registration statement; therefore it is possible that such provisions may ultimately be determined to be unenforceable. However, the U.S. Supreme Court has upheld agreements to arbitrate state law claims and claims arising under federal law. The Supreme Court also has repeatedly stated that the Federal Arbitration Act (“FAA”), which mandates enforcement of arbitration provisions like the MDRP, can only be overridden where there is a “clear and manifest congressional command to displace” it. Epic Systems Corp. v. Lewis, 138 S.Ct. 1612, 1624 (2018); see, also, CompuCredit Corp v. Greenwood, 565 U.S. 95, 98 (2012) (stating that the FAA requires courts “to enforce agreements to arbitrate according to their terms…even where the claims at issue are federal statutory claims, unless the FAA’s mandate has been ‘overridden by a contrary congressional command’” (quoting Shearson/American Express, Inc. v. McMahon, 482 U.S. 220, 226 (1987).) When the Supreme Court addressed claims by investors against a brokerage firm for violations of the Securities Act in Rodriguez de Quijas v. Shearson/American Express, the Court closely reviewed the text of the Securities Act and found that there was no language therein indicating that Congress intended to override the FAA. Rodriguez de Quijas v. Shearson/American Express, 490 U.S. 477, 480 (1989). Thrivent therefore believes the MDRP is enforceable with respect to Securities Act claims arising between Thrivent and its members.
By agreeing to be subject to the MDRP provisions in Thrivent’s governing documents, you will not be deemed to have waived compliance by Thrivent with federal securities laws and the rules and regulations thereunder.

Charges
We may profit from one or more of the charges deducted under the Contract. We may use these profits for any corporate purpose, including financing the distribution of the Contracts.
Withdrawal or Surrender Charge
There is no sales charge deducted from your premium payment. There also is no direct withdrawal or surrender charge applicable to the Contract, but if you withdraw from or surrender the Contract, we will pay you the Commuted Value of the Contract. We calculate the Commuted Value you receive for the Fixed Account using an interest rate that is 0.5% higher than the rate used to determine the Annuity Payments. For variable Subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the Commuted Value, the Contract has an indirect withdrawal and surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the Contract will be less than you would have received had you chosen to continue receiving Annuity Payments. While there is no direct surrender charge, the computation of the Commuted Value assumes an indirect charge that varies with each situation. However, this indirect charge will never exceed 9%.
Transfer Charge
You may make twelve free transfers in each Contract Year. We will charge you $25 for each subsequent transfer.
Mortality and Expense Risk Charge
To compensate us for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each Subaccount in the Variable Account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such Subaccount in the Variable Account for the mortality and expense risks it assumes under the Contract.
In assuming the mortality risk, we incur the risks that our actuarial estimate of mortality rates may prove erroneous, and Annuitants will live longer than expected. If the mortality and expense risk charge and other charges under a Contract are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.
Notwithstanding this charge, contract owners may be asked to add money under the Maintenance of Solvency provision described in the Maintenance of Solvency section below.
Miscellaneous
Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See the Fee Table and current prospectus of the Portfolio.
We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Contract.
Maintenance of Solvency
The Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. The provision can come into play only when the reserves of a fraternal benefit society become impaired. That means there would be a serious concern with the financial position of the society. It is extremely unlikely that Thrivent would be in an impaired condition considering its financial position. In the extraordinary event that our reserves become impaired, you may be required to make an extra payment. This can happen only in the rare event that the insurance commissioner issued an order declaring us to be in a hazardous condition. If that happened, our Board of Directors would work with the commissioner to determine each member’s portion of the deficiency. You could submit additional funds, have the amount treated as a debt against the Contract, or take a reduction in benefits. Please be advised that a Maintenance of Solvency provision is applicable to all fraternal benefit societies, regardless of the financial position and ratings of the society. You may review our financial statements and reports from our independent public accounting firm in the Statement of Additional Information (SAI) found online at dfinview.com/Thrivent/SingleImmdVA.
General Description of the Contracts
The Entire Contract
The entire Contract between you and us consists of:
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the Contract;
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the application;
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endorsements or amendments, if any; and
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the Thrivent Articles of Incorporation and Bylaws in force as of the Issue Date of your Contract.
We treat any statements you make in the application as representations and not warranties. We will not use a statement to void the Contract or to deny a claim unless it appears in the application. No representative of ours except the president or the secretary may change any part of the Contract on our behalf. We will not be able to contest the Contract after it has been in effect for two years from its Issue Date, provided that the Annuitant is still living.
Owners, Payees and Annuitants
You, as owner, are typically the recipient of all distributions under the Contract. Unless the owner is an entity, the owner is also the Annuitant. As owner, you can name beneficiaries, and make transfers between Subaccounts and to the Fixed Account. You will receive all Annuity Payments during the Annuitant’s lifetime, unless you designate another person or entity as the payee. Keep in mind that if you designate another person or entity as payee, you may still be responsible for any income tax payable on the payments.
In the event the Annuitant(s) dies during the guaranteed payment period, the death proceeds will be payable to the named beneficiary. We use the Annuitant’s life to determine the amount and duration of any Annuity Payments.
Under certain circumstances other entities, such as trusts, may purchase Thrivent products but are not eligible for membership.
Adult and Juvenile Contracts
We issue adult Contracts to applicants who are age 16 or older who become benefit members of Thrivent. We issue juvenile Contracts when the proposed Annuitant is younger than age 16, but is otherwise eligible for benefit membership. Juvenile Contracts will only be issued with a Fixed Period income.
In the case of the adult Contract, the Annuitant must be 16 years of age or older. Typically, the applicant of the Contract is the owner and Annuitant of the Contract. While the Annuitant is alive, the owner of the Contract may exercise every right and enjoy every benefit provided in the Contract. The person who applies for the Contract becomes a benefit member of Thrivent upon our approval of the membership application.
For the juvenile Contract, a juvenile is named as the Annuitant and owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must apply on behalf of the juvenile and retain control over the Contract. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile Annuitant. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

Transfer of control to the juvenile Annuitant will take place at the first Contract Anniversary date following the earlier of:
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the Annuitant’s 21st birthday; or
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the Annuitant’s 16th birthday after the adult controller transfers control to the Annuitant in writing; or
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the death of the adult controller after the Annuitant’s 16th birthday.
If the person who has control of the Contract dies before the Annuitant gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Annuitant, we may transfer control of the Contract to some other eligible person according to our bylaws.
The juvenile Annuitant will become a benefit member of Thrivent on the first Contract Anniversary date on or following the juvenile’s 16th birthday.
Beneficiaries
You may name one or more beneficiaries to receive the death proceeds payable under the Contract, if any. If no beneficiary has been named or the beneficiary does not survive the Annuitant, the death proceeds will be paid to you, if living, otherwise to your estate (in accordance with applicable state law). Thrivent bylaws list persons eligible to be beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death proceeds in the following order to beneficiaries:
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equally to the beneficiaries in the first class. If none are living, then;
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equally to the beneficiaries in the second class. If none are living, then;
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equally to the beneficiaries in the third class.
If a beneficiary dies within 15 days after the death of the Annuitant, we will consider the beneficiary to have died before the Annuitant for purposes of paying the death proceeds.
No beneficiary change shall take effect unless received by Thrivent at its Service Center. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to Thrivent while the insured was alive. Such beneficiary change shall be null and void where Thrivent has made a good faith payment of the proceeds or has taken other action before receiving the change.
If you elect not to have a guaranteed payment period or all Annuitants live beyond the guaranteed payment period, no death proceeds will be payable.
Assignment of Ownership
The Contract cannot be sold, assigned, discounted, or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose.
General Account
The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate Account. Allocations to the Fixed Account are maintained in the General Account. Insurance benefits are paid from the General Account and are subject to Thrivent’s claims-paying ability.
Subaccounts
The Subaccounts will purchase and redeem from the corresponding Portfolios at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another Subaccount, or the Fixed Account, as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Funds will be reinvested immediately at net asset value in that Portfolio and retained as assets of the corresponding Subaccount.

Addition, Deletion, Combination, or Substitution of Investments
At our sole discretion and to the fullest extent permitted by law, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
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Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
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Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
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Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
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Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
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Combine the Variable Account with other variable accounts, and/or create new variable accounts;
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Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
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Modify the provisions to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote (if applicable), the date the combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Contract Owners. Each Portfolio sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges. You could lose some or all of your money.
Frequent Trading Policies
Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to contract owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit values) thereby negatively impacting the performance of the corresponding Subaccount.

We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.
As described in other sections, we impose a fee if the transfers made within a given time period exceed a maximum contractual number. See the Fee Table.
We also use a combination of monitoring Contract Owner activity and further restricting certain contract owner transfers based on a history of frequent transfers among Subaccounts. When monitoring contract owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple Contracts under common ownership or control.
We reserve the right, in our sole discretion, to identify other trading practices as abusive.
If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.
In addition, the underlying Portfolios may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. contract owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. contract owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.
Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial advisors and professionals, and our customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to reject premiums. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.
Under applicable anti-money laundering rules and other regulations, certain transactions may be suspended, restricted or cancelled and any proceeds may be withheld. Laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.
Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.
Reports to Contract Owners
At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.

Gender Neutral Benefits
In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.
Generally, annuity payments described in this prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:
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Contracts used in an employer sponsored retirement plan; and
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Contracts issued in Massachusetts and Montana.

Annuity Period
Selecting an Annuity Payment Option
The annuity payment option specifies the type of annuity to be paid and determines how long the annuity will be paid, the frequency of payment, and the amount of the first Annuity Payment. You may not change the type of Annuity Payment option once we issue the Contract.
If you choose a life income payment option, you must elect to characterize your Contract and its Annuity Payments as either revocable or irrevocable. (However, some states do not allow the characterization of a Contract as revocable.) For all other payment options, your Contract will be revocable. If you elect the irrevocable option, you cannot later change the Annuity Payments, or receive a withdrawal or surrender from the Contract. If you elect the irrevocable option, you cannot later change to the revocable option once we issue the Contract. If your Contract is revocable you can:
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change the duration of the guaranteed payment period (to a shorter period);
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receive withdrawals; and
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surrender the Contract.
If your Contract is revocable and you have chosen a life income payment option, you can later characterize your Contract as irrevocable. However, once you characterize your Contract as irrevocable, you cannot later change it to a revocable Contract once the change is made.
If you do not have any other sources of funds for emergencies or other financial needs which may arise, an irrevocable Contract may be inappropriate for you. In addition, even though you can take withdrawals from or surrender a revocable Contract, a revocable Contract may be inappropriate for you if you intend on taking additional withdrawals from or surrendering the Contract, particularly in the short term. Withdrawals or surrenders from a revocable Contract result in the assessment of indirect withdrawal or surrender charges, and the calculation of new Commuted Values. See Charges for more information regarding the calculation of Commuted Values and the assessment of indirect withdrawal or surrender charges.
You must also select the Subaccounts and/or the Fixed Account to which we will apply your premium. We reserve the right to limit the number of allocations to Subaccounts and fixed account. The annuity unit value for each Subaccount selected as of the Valuation Date when we receive your premium, will be used to calculate the number of annuity units which determine your first variable Annuity Payment. Your total Annuity Payment will be the Fixed Account Annuity Payment, if any, plus the Variable Account Annuity Payment.
If you do not specify an Annuity Payment option, we will treat your application as not being in good order. If you do not specify whether or not the Contract and its Annuity Payments will be irrevocable or revocable, we will issue the Contract as revocable.
You must also tell us at time of application which financial institution and account you would like your payments sent to or if you wish to receive your payment by check. If you select a financial institution, we will send your Annuity Payments via electronic funds transfer to the financial institution that you request. If the owner of the Contract is not named on the account at the financial institution receiving the Annuity Payments, we will require a Medallion Signature Guarantee.
Annuity Payment Options
Fixed Period Income
Subject to our approval, we make Annuity Payments at regular intervals for a fixed number of payments, not to exceed 30 years. We call this payment period the “guaranteed payment period.” At the end of the guaranteed payment period, all of the Annuity Payments will have been paid, the Commuted Value of the Contract will be zero, and the Contract will terminate.

Life Income with Guaranteed Payment Period
We make Annuity Payments at regular intervals for the lifetime of the Annuitant. If the Annuitant dies during the guaranteed payment period, we will continue payments to the beneficiary to the end of the guaranteed payment period. You may generally choose a guaranteed payment period of 0 to 30 years at the time we issue the Contract. The amount of the payments depends upon the sex and age of the Annuitant, at the time we issue the Contract. If you select a shorter guaranteed payment period, you will receive larger Annuity Payments. Both the Commuted Value and death proceeds, however, will be smaller if the guaranteed payment period is shorter. If you die after the end of the guaranteed payment period, no death proceeds will be payable. Also, no surrenders or withdrawals are permitted after the end of the guaranteed payment period. If you have poor health or have a shortened life expectancy, you may want to consider selecting a longer guaranteed payment period.
Joint and Survivor Life Income with Guaranteed Payment Period
We make Annuity Payments at regular intervals for the lifetime of both Annuitants. The Annuitants will also own the Contract as joint owners. For an IRA or qualified plan, the IRA owner or qualified plan will remain the owner. Upon the death of one of the Annuitants, we will continue payments for the lifetime of the surviving Annuitant. If both Annuitants die during the guaranteed payment period, we will continue payments to the beneficiary to the end of that period. You may generally choose a guaranteed payment period of 0 to 30 years at the time of issue. You may also choose to have the Annuity Payment reduced after the death of the first Annuitant. The Annuity Payment may be reduced by a factor of  1∕2,  1∕3, or  1∕4. We will reduce the payments immediately after the later of the first death of one of the Annuitants and the end of the guaranteed payment period. A higher reduction amount will result in a higher payment while both Annuitants are alive. The amount of the payments depends upon the age and sex of the Annuitants at the time of issue.
Annuity Payment Dates
Annuity Payments may be made monthly, quarterly, semi-annually and annually. In addition, payments may be made annually but paid monthly. Under this payment option, the Annuity Payment will be distributed from the variable Subaccounts annually, but will be placed in the Fixed Account to earn interest. We will then make monthly payments from the Fixed Account for the remainder of the year.
You may select the Annuity Payment Date. If you do not select a payment date, the Annuity Payment Date will be the same day of the month as the Issue Date. In the event that you do not select a payment frequency, Annuity Payments will be made monthly. Once you select the Annuity Payment frequency or the Annuity Payment Date, neither may be changed.
After the first Annuity Payment, we compute subsequent payments on the date you elect to receive Annuity Payments.
Fixed Account Annuity Payments
You may choose to deposit some or none of your premium in the Fixed Account portion of the Contract.
Premiums deposited in the Fixed Account will fund guaranteed periodic payments. We will determine the guaranteed Annuity Payment at the time we issue the Contract. We may pay more than the guaranteed Annuity Payment if the investment experience of the Fixed Account is more favorable than the guaranteed interest rate shown in the Contract. We may also pay more than the guaranteed payment if our mortality experience or administration expenses are favorable. We may change the amount of the Fixed Account Annuity Payment at any time, but will not pay an amount lower than the guaranteed payment.
Premiums placed in the Fixed Account may not be transferred to the Subaccounts.

Variable Annuity Payments
First Variable Annuity Payment
Variable Annuity Payments are periodic payments we make, the amount of which varies from one Annuity Payment Date to the next as a function of the net investment performance of the Subaccounts you selected. The dollar amount of the first variable Annuity Payment depends on the Annuity Payment option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount of premium applied to purchase the variable Annuity Payments, and an assumed investment return that you select.
The dollar value of the first variable Annuity Payment is the sum of the first variable Annuity Payments attributable to each Subaccount. The dollar amount of the first total Annuity Payment is the sum of the first variable Annuity Payment and the Fixed Account Annuity Payment.
The first payment is made at the time of issue. The second payment is made on the next Annuity Payment Date. However, if this results in the second payment being received in the same month as the Issue Date, the second payment will be made on the requested date of the next Annuity Payment thereafter.
Annuity Units
We initially determine the number of annuity units for each Subaccount on the Issue Date. We calculate the number of annuity units for each Subaccount by dividing the amount of the first variable Annuity Payment allocable to that Subaccount by the annuity unit value for that Subaccount on the Issue Date. The number of annuity units attributable to each Subaccount under a Contract remains fixed unless there is a transfer of annuity units between Subaccounts.
Subsequent Variable Annuity Payments
We determine the dollar amount of each subsequent variable Annuity Payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending on the Annuity Payment Date, or during which the Annuity Payment Date falls. We aggregate the subsequent variable Annuity Payments for each Subaccount to determine the variable Annuity Payment. When an Annuity Payment Date would fall on a day that is not a Valuation Date, we calculate the variable Annuity Payment as of the Valuation Date immediately preceding what would have been the Annuity Payment Date.
The annuity unit value of each Subaccount for any Valuation Period is equal to:
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the annuity unit value for the preceding Valuation Period; multiplied by the Subaccount investment factor for the current Valuation Period; multiplied by
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a daily discount factor which adjusts the annuity unit value to reflect the assumed investment return. This factor is compounded to reflect the number of days in the Valuation Period.
Subaccount Investment Factor
The Subaccount investment factor for any Valuation Period is equal to:
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the net asset value of the corresponding Portfolio at the end of the Valuation Period;
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plus the amount of any dividend, capital gain or other distribution paid by the Portfolio if the “ex-dividend” date occurs during the Valuation Period;
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plus or minus any cumulative credit or charge for taxes reserved from the operation of the portfolio;
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minus the dollar amount of the mortality and expense risk charge we deduct each day in the Valuation Period; and
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divided by the net asset value of the corresponding Portfolio at the beginning of the Valuation Period.

Assumed Investment Return
The annuity unit value for each Subaccount will increase or decrease from one Annuity Payment Date to the next in direct proportion to the net investment return of that Subaccount less an adjustment for assumed investment return that you selected. The purpose of the adjustment is to ensure the annuity unit value only changes when the Subaccount investment factor represents a rate of return greater than or less than the assumed investment return you selected.
The Contract permits you to select one of three assumed investment returns: 3%, 4% or 5%. A higher assumed investment return will result in a higher initial payment, a more slowly rising series of subsequent payments when actual investment performance (annualized, less deductions and expenses) exceeds the assumed investment return, and a more rapid drop in subsequent payments when actual investment performance (annualized, less any deductions and expenses) is less than the assumed investment return.
For example, if you select a 5% assumed investment return and if the net investment return of the Subaccount is equal to 5% annualized, the variable Annuity Payment attributable to that Subaccount for that period will be the same as the previous variable Annuity Payment. To the extent that the Subaccount’s net investment return exceeds an annualized rate of return of 5% for a payment period, the variable Annuity Payment for that period will be more than the previous variable Annuity Payment. To the extent that the Subaccount’s return is less than an annualized rate of 5%, the variable Annuity Payment for that period will be less than the previous variable Annuity Payment.
Benefits Available Under the Contract
If you are a joint Annuitant and joint owner, and die during the guaranteed payment period, we will continue making payments to the surviving joint owner, if any. The surviving joint owner, if any, will become the sole Annuitant and owner. If you are a joint Annuitant and joint owner and die after the end of the guaranteed payment period, we will make payments to the surviving joint owner, if any, based upon the reduction factor you selected.
If you are the only Annuitant and owner and die during the guaranteed payment period, we will continue making payments to your beneficiary for the remainder of the guaranteed payment period, if any. Your beneficiary will have the option of receiving the Commuted Value as a single lump sum in lieu of continuing to receive payments.
If you are the only Annuitant and owner and die after the guaranteed payment period, no death proceeds would be payable.
If the owner is an entity, upon the Annuitant’s death, we will continue making payments to the beneficiary for the remainder of the guaranteed payment period, if any. Generally, the owner will also be the beneficiary. The beneficiary will have the option of receiving the Commuted Value as a single lump sum in lieu of continuing to receive payments. If the Annuitant died after the guaranteed payment period, no death proceeds would be payable.
Upon your death, any remaining Annuity Payments will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.
We will calculate the death proceeds payable as of the date of death when we receive notice of the death at our Service Center.
We will not recover from the payee or recipient any Annuity Payments made on or after the date of death but before we receive notice of the death at our Service Center if the Annuity Payment(s) is made within a guaranteed payment period.
Before we can process any death proceeds, we must receive at our Service Center:
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proof that the Annuitant or owner died;
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a completed claim form; and
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any other information that we reasonably require to process the claim.

Upon receipt at our Service Center of instructions in proper form from the beneficiary or owner to resume Annuity Payments, we will make any Annuity Payments that had gone unpaid since we received notice of the death. We will then resume making Annuity Payments. If we receive instructions to pay the death proceeds in a lump sum, we will calculate the Commuted Value as of the date of death, plus interest, minus any Annuity Payments made before we were notified of the death.
Purchases and Contract Value
Fixed Account
You may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. Any amounts allocated to the Fixed Account are invested in our general account assets. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. For the current interest rate, please call our Service Center at 1-800-847-4836.
Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.
Contract owners have no voting rights in the Variable Account with respect to Fixed Account values.
Accumulation Units
Transactions in and out of a Subaccount are made by crediting or reducing the number of Accumulation Units of the Subaccount in your Contract.
We credit your Contract with Accumulation Units of a Subaccount when:
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You allocate premiums to that Subaccount;
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You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account;
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If an excess of the Death Benefit over the Accumulated Value is allocated to the Subaccount.
We reduce the Accumulation Units in a Subaccount when:
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You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;
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You make a surrender from that Subaccount;
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Transfer Charges are applied against the Subaccount;
Except for certain restrictions mentioned below, you may transfer the annuity units of one or more Subaccounts to one or more other Subaccounts and/or the Fixed Account. We will process requests for transfer that we receive in good order at our Service Center before 4:00 p.m. Eastern Time as of the close of business on that Valuation Date. We will process requests we receive at our Service Center after that time as of the close of business on the following Valuation Date.
To accomplish a transfer from a Subaccount, we will redeem the annuity units in that Subaccount and reinvest that value in annuity units of the other Subaccounts and/or the Fixed Account you specified. We impose the following restrictions on transfers:
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You may make up to twelve transfers in each Contract Year. We consider all amounts transferred in the same Valuation Period to be one transfer. It is not dependent upon the number of originating or destination Subaccounts.
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You may not transfer from the Fixed Account.

Surrenders and Withdrawals
You may be able to withdraw or surrender the Contract if you elect the revocable life income payment option at the time you purchase your Contract. However, you may not surrender or withdraw from the Contract if you elect the irrevocable life income payment option.
If you elected the revocable life income payment option, you may surrender the Contract at any time while an Annuitant is alive and the payment option is within the period certain. If you elected a fixed period income, you may withdraw up to the Commuted Value of the Contract. If you elected a Single or Joint Life Income, you may withdraw up to the Commuted Value of the Contract less all previous withdrawals. Withdrawals decrease subsequent Annuity Payments. To completely surrender the Contract you must submit a signed Written Request on an approved surrender form to our Service Center.
The surrender or withdrawal will not be processed until we receive your surrender request in good order at our Service Center. We do not accept telephone requests for full surrenders. We must receive a withdrawal or surrender request by 4:00 p.m. Eastern Time on a Valuation Date in order to process it on the same day. We will send your withdrawal or surrender amount by electronic funds transfer to the financial institution that you request or by check to address of record.
Generally, we will pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.
You may select the source of a withdrawal by specifically indicating the Subaccount or Fixed Account. However, we must agree to any selection. If you request a withdrawal and do not specify the source of the withdrawal (the specific Subaccount(s) or Fixed Account), we will take the withdrawal on a pro rata basis from each Subaccount and the Fixed Account. You may not withdraw less than $1,000 at one time. If you take a withdrawal, we will issue you a supplemental Contract for the remaining Annuity Payments.
You must have a Medallion Signature Guarantee if you want to surrender or withdraw a value of $500,000 or more. Certain surrender requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a financial advisor or professional. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for:
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Surrender of a value of $100,000 or more;
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Request to withdraw or surrender if there has been a change of address on the account within the preceding 15 days; and
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Certain other transactions as determined by us.
A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial advisor or professional requires the verification and witness of your signature by a financial advisor or professional.
A partial surrender or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty. For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Taxes.
For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.

Telephone and Online Transactions
You may perform certain transactions online or over the telephone.
We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone and online instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Contract Owner if an unauthorized person uses this service in the Contract Owner’s name. Thrivent disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent does not take reasonable steps to help ensure that such authorizations are valid, Thrivent may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone and online transactions.
Contract Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.
Timely Processing
We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.
Postponement of Payments
We may defer payment of any surrender, Death Benefit or annuity payment amounts that are in the Variable Account if:
(1)The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or
(2)An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.
Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.
We may also place a temporary hold on the disbursement of redemption proceeds, in accordance with the terms and conditions of SEC No-Action Relief under the Redemption Requirements of Section 22(e) of the Investment Company Act of 1940.
Loans
Loans are not permitted under the Contract.

Taxes
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.
Tax Status of the Variable Account
The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.
Taxation of Annuities in General
The following discussion assumes that the Contract is not used in connection with a Qualified Plan.
Tax Treatment as an Annuity
Under current law, a Contract is eligible to be taxed as an annuity contract as described below only if certain requirements are met. These requirements are: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the contract owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and (3) the contract owner is an individual, an individual is treated as the contract owner for tax purposes, or another exception in the tax law (such as the exception for an “immediate annuity”) applies.
Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract's Accumulated Value in any year will be includible in the Contract Owner's income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.
Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the contract owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the contract owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent contract owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
Contracts Not Owned by Individuals. As a general rule, Contracts held by “non-natural persons” such as a corporation, trust, or other similar entity are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the contract owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period. The rule also will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; and (4) certain Contracts used in connection with structured settlement agreements.
Distribution Requirements. The Code requires that nonqualified Contracts contain specific provisions for distribution of proceeds upon the death of any owner. In order to be treated as an annuity Contract for federal income tax purposes, the Code requires that such Contracts provide that if any owner dies on or after the annuity commencement date and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. Under the Contract, the beneficiary is the designated beneficiary of an owner/Annuitant and the successor owner is the designated beneficiary of an owner who is not the Annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary Annuitant shall be treated as an owner and any death or change of such primary Annuitant shall be treated as the death of an owner. The nonqualified Contracts contain provisions intended to comply with these requirements of the Code.
The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
Taxation of Annuity Income Payments
Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the investment in the Contract (defined above) allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.
Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.
Income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.

Taxation of Withdrawals and Surrenders
In the case of a withdrawal, the amount received may be includible in income for federal tax purposes in whole or part. While the amount so includible is not entirely clear, it may equal the amount by which the Commuted Value of the Contract before the withdrawal exceeds the investment in the contract (defined above). In the case of a surrender, the amount received is includible in income to the extent that it exceeds the investment in the contract.
Tax Treatment of Life Income with Guaranteed Payment Period After Annuitant’s Death
Where a guaranteed payment period exists under a life income option and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received as the Commuted Value in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.
Federal Penalty Tax on Premature Distributions
Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1∕2; (2) attributable to the Contract Owner becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law).(5) made under a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.
Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.
Qualified Plans
The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them.
The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.
The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.

Traditional IRAs. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence (required minimum distributions – “RMDs”). Also, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.
Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly moved to a Roth IRA. This movement is called a “qualified rollover contribution.”
Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1∕2, separates from service, dies, or becomes disabled, the 403(b) plan terminates, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise withdrawal or surrender rights under the Contract unless one of the above conditions is satisfied. For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.
Direct Rollovers
If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Contract owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to an IRA or to another eligible retirement plan.
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the Owner notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.
Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

Financial Statements
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/SingleImmdVA or you can request a paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

How to Contact Us
Telephone:
1-800-847-4836
Internet:
Thrivent.com
Fax:
1-800-225-2264
Transfers, Surrenders, or Withdrawals:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8075
Express Mail:
Thrivent
4321 N. Ballard Road
Appleton, WI 54919-3400
For Wire Transfer Instructions, please contact 1-800-847-4836

Special Terms
Annuitant	The person on whose life or life expectancy the Contract is based.
Annuity Payment	One of a series of periodic distributions.
Annuity Payment Date	The date of the month on which you elect to receive Annuity Payments.
Annuity Payment Period	The period during which Annuity Payments are made.
Commuted Value	The amount expressed as a lump sum payment which represents the present value of the future payments for the remaining guaranteed period.
Contract	The Contract between you and us providing the single premium immediate variable annuity.
Contract Anniversary	The same date in each year as the Issue Date.
Contract Year	A period beginning on a Contract Anniversary and ending on the day immediately preceding the next Contract Anniversary.
Code	The Internal Revenue Code of 1986, as amended.
Fixed Account
Part of the general account of Thrivent, which includes all of Thrivent assets other than those in any Variable Account of Thrivent. For the current interest rate, please call our Service Center at 1-800-847-4836.

Funds.	Thrivent Series Fund, Inc.
Issue Date	The effective date of the Contract, generally the date on which we apply your premium.
Medallion Signature Guarantee
A stamp provided by a financial institution that guarantees your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or a savings association participating in the Medallion Signature Guarantee Program provides that service.

Portfolio	A mutual fund in which a Subaccount invests. Each Subaccount invests exclusively in the shares of a corresponding Portfolio.
Qualified Plan	A retirement plan that receives favorable tax treatment under Section 401, 403(b), 408 or 408A of the Code.
Service Center	Thrivent, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the contract owner.
Subaccount	A division of the Variable Account that invests exclusively in shares of a single portfolio of the fund.
Valuation Date
Any date we are open for business and the New York Stock Exchange is open for regular trading. The Valuation Date ends at the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.

Valuation Period	The period of time from the end of one Valuation Date to the end of the next Valuation Date.
Variable Account	Thrivent Variable Annuity Account II, which is separate from Thrivent’s general account.
Written Request	A written request or notice provided by the owner, received in good order by Thrivent at its Service Center and satisfactory in form and content to Thrivent.

Appendix: Portfolios Available Under the Contract
The following is a list of Portfolios that correspond to subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/SingleImmdVA. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflect fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
INVESTMENT TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/23)
			1 YEAR	5 YEAR	10 YEAR
Allocation - 85%+ Equity	Thrivent Aggressive Allocation Portfolio	0.77%[1]	19.31%	11.56%	8.61%
Large Growth	Thrivent All Cap Portfolio	0.68%	22.13%	14.75%	10.10%
Allocation - 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.66%	12.46%	6.86%	5.32%
Allocation - 15% to 30% Equity	Thrivent Diversified Income Plus Portfolio	0.49%	10.20%	4.73%	4.13%
Diversified Emerging Mkts	Thrivent Emerging Markets Equity Portfolio	1.15%[1]	9.13%	3.32%	1.88%
Large Blend	Thrivent ESG Index Portfolio	0.36%[1]	28.19%	N/A4	N/A4
Global Large-Stock Blend	Thrivent Global Stock Portfolio	0.63%	22.03%	11.08%	7.95%
Intermediate Government	Thrivent Government Bond Portfolio	0.46%	4.37%	0.90%	1.63%
Health	Thrivent Healthcare Portfolio	0.85%[1]	4.15%	10.65%	8.88%
High Yield Bond	Thrivent High Yield Portfolio	0.47%	11.83%	4.25%	3.66%
Corporate Bond	Thrivent Income Portfolio	0.44%	9.29%	3.04%	3.09%
Foreign Large Blend	Thrivent International Allocation Portfolio	0.75%	18.11%	6.70%	3.47%
Foreign Large Blend	Thrivent International Index Portfolio	0.42%	17.76%	N/A4	N/A4
Large Growth	Thrivent Large Cap Growth Portfolio	0.43%	47.07%	17.99%	13.82%
Large Blend	Thrivent Large Cap Index Portfolio	0.23%	26.01%	15.42%	11.74%
Large Value	Thrivent Large Cap Value Portfolio	0.63%	12.87%	13.04%	9.37%
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.45%	6.38%	2.17%	1.97%
Global Large-Stock Blend	Thrivent Low Volatility Equity Portfolio[5]	0.90%[1]	8.06%	7.58%	N/A2
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.85%[1]	17.12%	N/A4	N/A4
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	16.19%	12.36%	8.98%

INVESTMENT TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/23)
			1 YEAR	5 YEAR	10 YEAR
Mid-Cap Blend	Thrivent Mid Cap Stock Portfolio	0.66%	14.19%	13.12%	10.96%
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.89%[1]	13.31%	N/A4	N/A4
Allocation - 50% to 70% Equity	Thrivent Moderate Allocation Portfolio	0.64%[1]	16.18%	8.15%	6.24%
Allocation - 70% to 85% Equity	Thrivent Moderately Aggressive Allocation Portfolio	0.71%[1]	17.60%	9.56%	7.25%
Allocation - 30% to 50% Equity	Thrivent Moderately Conservative Allocation Portfolio	0.61%[1]	12.09%	5.42%	4.48%
Money Market - Taxable	Thrivent Money Market Portfolio	0.31%	4.88%	1.66%	1.02%
Multisector Bond	Thrivent Multidimensional Income Portfolio[6]	0.98%[1]	8.36%	3.88%	N/A2
Multisector Bond	Thrivent Opportunity Income Plus Portfolio	0.70%	8.93%	2.37%	2.51%
Real Estate	Thrivent Real Estate Securities Portfolio	0.87%	10.14%	7.12%	7.41%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94%[1]	9.86%	13.60%	N/A3
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	15.79%	10.78%	8.41%
Small Blend	Thrivent Small Cap Stock Portfolio	0.70%	12.62%	14.55%	10.63%
1Current expenses reflect temporary fee reductions.
2The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/28/2017 and does not have annual returns for the period shown.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the period shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the period shown.
5The Thrivent Low Volatility Equity Portfolio will merge into the Thrivent Global Stock Portfolio on or about July 26, 2024. The Low Volatility Equity subaccount will be closed to new money if you don't already have funds in this subaccount at the end of the day on April 30, 2024. If you already have money in this subaccount, you may continue to invest until the merger has been completed.
6The Thrivent Multidimensional Income Portfolio will merge into the Thrivent Opportunity Income Plus Portfolio on or about July 26, 2024. The Multidimensional Income subaccount will be closed to new money if you do not already have funds in this subaccount at the end of the day on April 30, 2024. If you already have money in this subaccount, you may continue to invest until the merger has been completed.

The Statement of Additional Information (SAI) dated April 30, 2024 contains more information about the Contract and the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/SingleImmdVA. For a paper copy of the SAI, to request other information about the Contracts, and to make investor inquiries, you may call our Service Center at 1-800-847-4836, or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or  FINRA’s Broker Check for more information about our financial advisors.
Contract Form 4470 and state variations
EDGAR Contract No.C000007339 32076PR R4-24

THRIVENT VARIABLE ANNUITY ACCOUNT II
Statement of Additional Information
Dated April 30, 2024
Single Premium Immediate Variable Annuity Contract
Offered By:
THRIVENT FINANCIAL FOR LUTHERANS
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus dated April 30, 2024, for Thrivent Variable Annuity Account II (the “Variable Account”) describing the individual single premium immediate variable annuity contract (“the Contract”) that Thrivent Financial for Lutherans (“Thrivent Financial”) previously offered to persons eligible for membership in Thrivent.
Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, by calling 1-800-847-4836, or it can be accessed electronically at dfinview.com/Thrivent/SingleImmdVA.
Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.
1

GENERAL INFORMATION AND HISTORY
Depositor
The Contract is issued by Thrivent Financial for Lutherans (Thrivent). Thrivent, a fraternal benefit society owned by and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.
Registrant
The Variable Account is a separate account of ours, which became available in 1999. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account
History of Depositor and Registrant
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
2

SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
PRINCIPAL UNDERWRITER
Thrivent Investment Management Inc., an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Principal Underwriting Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are sold through Thrivent Financial representatives who are licensed by state insurance officials to sell the Contracts. These representatives are also registered representatives of Thrivent Investment Management Inc. The Contracts are offered in all states where Thrivent Financial is authorized to sell variable annuities.
There are no special purchase plans or exchange programs with respect to this Contract.
Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.
2023	2022	2021
$2,760	$6,392	$6,195
STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable
3

insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
4

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements of Thrivent Financial for Lutherans as of December 31, 2023 and December 31, 2022 and for each of the three years in the period ended December 31, 2023 and the financial statements of each of the subaccounts of Thrivent Variable Annuity Account II as of December 31, 2023 and for the year then ended and the statement of changes in net assets for each of the two years in the period ended December 31, 2023 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
5

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
Opinions
We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (the “Company” ), which comprise the statutory-basis statements of assets, liabilities and surplus as of December 31, 2023 and 2022, and the related statutory-basis statements of operations, surplus, and of cash flow for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Report of Independent Auditors, continued
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 15, 2024

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2023 and 2022
(in millions)
	2023	2022
Admitted Assets
Bonds	$50,554	$50,056
Stocks	1,323	1,836
Mortgage loans	10,869	10,697
Real estate	41	43
Cash, cash equivalents and short-term investments	2,008	1,188
Contract loans	1,064	1,047
Receivables for securities	85	29
Limited partnerships	9,694	8,800
Other invested assets	822	290
Total cash and invested assets	76,460	73,986
Accrued investment income	742	489
Due premiums and considerations	124	122
Other assets	51	50
Separate account assets	36,144	33,288
Total Admitted Assets	$113,521	$107,935
Liabilities
Aggregate reserves for life, annuity and health contracts	$52,425	$50,824
Deposit liabilities	5,549	4,626
Contract claims	509	522
Member dividends payable	420	375
Interest maintenance reserve	316	454
Asset valuation reserve	2,787	2,653
Borrowed money	—	903
Transfers due to/(from) separate accounts, net	(564)	(526)
Payable for securities	185	160
Securities lending obligation	644	291
Other liabilities	921	677
Separate account liabilities	36,042	33,208
Total Liabilities	$99,234	$94,167
Surplus
Unassigned funds	$14,264	$13,737
Other surplus	23	31
Total Surplus	$14,287	$13,768
Total Liabilities and Surplus	$113,521	$107,935
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2023, 2022 and 2021
(in millions)
	2023	2022	2021
Revenues
Premiums	$5,520	$5,033	$5,182
Considerations for supplementary contracts with life contingencies	230	83	94
Net investment income	3,233	3,410	4,098
Separate account fees	739	758	832
Amortization of interest maintenance reserve	88	91	103
Other revenues	68	71	37
Total Revenues	$9,878	$9,446	$10,346
Benefits and Expenses
Death benefits	$1,289	$1,338	$1,373
Surrender benefits	4,472	3,634	3,650
Change in reserves	1,640	849	228
Other benefits	2,237	1,925	1,989
Total benefits	9,638	7,746	7,240
Commissions	280	275	305
General insurance expenses	950	822	821
Fraternal benefits and expenses	169	166	236
Transfers due to/(from) separate accounts, net	(2,153)	(1,018)	(812)
Total expenses and net transfers	(754)	245	550
Total Benefits and Expenses	$8,884	$7,991	$7,790
Gain from Operations before Dividends and Capital Gains and Losses	$994	$1,455	$2,556
Member dividends	419	375	292
Gain from Operations before Capital Gains and Losses	$575	$1,080	$2,264
Realized capital gains and (losses), net	(62)	69	298
Net Income	$513	$1,149	$2,562
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2023, 2022 and 2021
(in millions)
	2023	2022	2021
Surplus, Beginning of Year	$13,768	$13,695	$10,699
Prior year adjustment	40	11	—
Adjusted Balance – Beginning of Year	$13,808	$13,706	$10,699
Net income	513	1,149	2,562
Change in unrealized investment gains and losses	(20)	(758)	722
Change in non-admitted assets	32	(63)	(25)
Change in asset valuation reserve	(134)	(269)	(413)
Change in surplus of separate account	22	(18)	(2)
Deferred gain on Medicare supplement reinsurance	(8)	31	—
Pension liability adjustment	74	(10)	152
Surplus, End of Year	$14,287	$13,768	$13,695
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2023, 2022 and 2021
(in millions)
	2023	2022	2021
Cash from Operations
Premiums	$5,743	$5,104	$5,269
Net investment income	2,672	2,501	2,536
Other revenues	807	829	869
	9,222	8,434	8,674
Benefit and loss-related payments	(8,010)	(6,940)	(7,047)
Transfers (to)/from separate account, net	2,115	1,129	752
Commissions and expenses	(1,383)	(1,287)	(1,355)
Member dividends	(376)	(292)	(286)
Other	3	5	(9)
Net Cash from Operations	$1,571	$1,049	$729
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$6,723	$7,293	$12,421
Stocks	1,158	1,172	1,404
Mortgage loans	661	827	1,038
Limited partnerships	821	1,239	2,156
Other	449	112	135
	9,812	10,643	17,154
Cost of investments acquired or originated:
Bonds	(7,328)	(9,676)	(14,827)
Stocks	(631)	(1,226)	(1,062)
Mortgage loans	(812)	(1,253)	(1,664)
Limited partnerships	(1,787)	(1,666)	(1,985)
Other	(393)	(60)	(10)
	(10,951)	(13,881)	(19,548)
Transactions under mortgage dollar roll program, net	(67)	742	1,758
Change in net amounts due (to)/from broker	(55)	(678)	(1,784)
Change in collateral held for securities lending	352	(46)	72
Change in contract loans	(17)	16	56
Net Cash from Investments	$(926)	$(3,204)	$(2,292)
Cash from Financing and Miscellaneous Sources
Borrowed money	$—	$900	$—
Net deposits (payments) on deposit-type contracts	23	107	325
Other	152	41	72
Net Cash from Financing and Miscellaneous Sources	$175	$1,048	$397
Net Change in Cash, Cash Equivalents and Short-Term Investments	$820	$(1,107)	$(1,166)
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$1,188	$2,295	$3,461
Cash, Cash Equivalents and Short-Term Investments, End of Year	$2,008	$1,188	$2,295
Supplemental disclosures for non-cash transactions not included above
Refinanced mortgage loans and mutual fund mortgage transfers	$74	$136	$141
Transferred collateral on collateralized fund obligation	$739	$—	$—
FHLB conversion from borrowed money to funding agreements	$900	$—	$—
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2023, 2022 and 2021
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Thrivent has no prescribed or permitted practices.
The State of Wisconsin Office of the Commissioner of Insurance recognizes only SAP for determining and reporting the financial condition and results of operations of a fraternal benefit society in order to determine its solvency under Wisconsin’s Insurance Laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Wisconsin. NAIC SAP is comprised of the Preamble, the Statements of Statutory Accounting Principles (“SSAP”), and Appendices.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by NAIC guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned. Bond exchange traded funds (“ETFs”) on the Securities Valuation Office (“SVO”) Identified Funds list are stated using the fair value measurement method.
Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent had $159 million and $92 million in the mortgage dollar roll program as of December 31, 2023 and 2022, respectively.
Stocks: Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries are carried at the stock’s equity basis. Investments in mutual funds are carried at net asset value (“NAV”). Preferred stocks are carried at market value or amortized cost depending on the preferred stock's convertible characteristics and NAIC subgroup. Issues rated not in good standing are reported at lower of amortized cost or fair market value. Redeemable preferred stocks are reported at amortized costs unless they have an NAIC designation of 4, 5, or 6 which are reported at the lower of

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

amortized cost or fair value. Perpetual preferred stocks are reported at fair value, not to exceed the current call price for the stock.
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.
Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships which are valued using the market or income comparable approach. For distributions received, income is recognized to the extent they do not exceed undistributed earnings. Distributions received in excess of undistributed earnings are recorded as a return of capital.
Other Invested Assets: Other invested assets include residual tranches, non-collateral loans, derivative instruments, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value or the underlying audited equity of the investee. Non-collateral loans are carried at amortized cost. Derivatives are primarily carried at fair value. Surplus notes are carried at amortized cost.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly rated securities which are included in bonds and cash, cash equivalents and short-term investments. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.
Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, ETFs, limited partnerships and other invested assets and are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s investments are periodically reviewed, and those securities are evaluated where the current fair value is less than amortized cost for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on fixed income securities sold prior to maturity are transferred to the interest maintenance reserve (“IMR”).
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant inputs that are unobservable.
Separate Accounts
Separate account assets and liabilities represent funds that are separately administered for variable annuity and variable life contracts, for which the contractholder, rather than Thrivent bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees and are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices and include the value of seed money. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued on or after January 1, 2020, are calculated using the Principles-Based Reserve (PBR) approach described in VM-20. The reserve held is the greatest of two model-based reserve calculations and a formulaic calculation called the Net Premium Reserve (“NPR”).
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities with guaranteed death and living benefits, regardless of issue date, are computed on an aggregate basis using the requirements specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits. This approach uses the greatest of two stochastic modeling approaches (company prudent assumptions or industry prescribed assumptions) but is never less than the cash surrender value floor.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts, as well as funding agreements issued to the Federal Home Loan Bank of Chicago (“FHLB”), that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.
Contract Claims
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.
Interest Maintenance Reserve
Thrivent is required by the NAIC to maintain an IMR which is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Borrowed Money
Borrowed money represents advances from Federal Home Loan Bank. The liability is primarily carried at an amount equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are recognized pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal charter. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral, fraternal, patriotic or religious purposes for the benefit of members and the public and are supported through a variety of lodge programs and services.
Dividends to Members
The majority of Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. Dividends are not currently being paid on most health insurance nor annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.
Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded. Thrivent may pay income taxes on certain unrelated business activity.
Basis of Presentation
The accompanying statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles (“GAAP”).

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1. Nature Of Operations And Significant Accounting Policies, continued

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks: For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks: For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Limited Partnerships: For GAAP purposes, the equity method reports the change in the equity value of the limited partnerships through earnings as a component of net investment income.
Acquisition Costs: For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities: For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets: For GAAP purposes, certain assets, primarily furniture, equipment, receivables over 90 days old, values of certain entities and equity-method investments where audits are not performed, overfunded plan assets on qualified benefit plans and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve: For GAAP purposes, an IMR is not maintained.
Asset Valuation Reserve: For GAAP purposes, an AVR is not maintained.
Premiums and Withdrawals: For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.
Consolidation: For GAAP purposes, subsidiaries are consolidated into the results of their parent. Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2023 and 2022 and for the three years in the period ended December 31, 2023, have not been quantified but are presumed to be material.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.

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1. Nature Of Operations And Significant Accounting Policies, continued

New Accounting Guidance
In 2023, Thrivent adopted modifications to SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies), SSAP No. 32R (Preferred Stock) and SSAP No. 30R (Common Stock). The key revisions clarify that in-substance residual tranches or interests should focus on the substance of the investment rather than the form and be reported as Other Invested Assets. The guidance is effective beginning December 31, 2023 and did not have a material impact on Thrivent’s financial statements.
In 2023, Thrivent adopted modifications to SSAP No. 34 (Investment Income Due and Accrued). The key revisions include adding new disclosures for Aggregate Deferred Interest and Paid-In-Kind (PIK) interest. The guidance is effective beginning December 31, 2023 and did not have a material impact on Thrivent’s financial statements.
In 2022, Thrivent adopted modifications to SSAP No. 43R (Loan-Backed and Structured Securities). The key revisions clarify that residual tranches or interests shall be reported on Schedule BA - Other Long-Term Investments and valued at the lower of amortized cost or fair value. The guidance is effective beginning December 31, 2022 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted modifications to SSAP No. 32R (Preferred Stock). The key revisions include adding preferred stock definitions and adopting GAAP guidance for classifying preferred stock as redeemable or perpetual and revising the measurement guidance to provide consistent measurement based on the type of preferred stock held and the terms of the preferred stock. Additional disclosure was added in Note 1, Note 2 and Note 8. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted modifications to SSAP No. 26R (Bonds). The revisions clarify that perpetual bonds with an effective call option are recorded at amortized cost using the yield-to-worst concept with all other perpetual bonds recorded at fair value. Additional disclosure was added to Note 1. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted changes to SSAP No. 92 (Postretirement Plans Other Than Pensions) and SSAP No. 102 (Pensions). The guidance requires explanation for significant gains and losses related to changes in the benefit obligation for the period. Additional disclosure was added to Note 9. This guidance did not have a material impact on Thrivent’s financial statements.
Prior Year Adjustment
During 2023, Thrivent identified an adjustment impacting the beginning of year surplus balance related to deferred annuity contracts. As a result, reserves were decreased and surplus was increased by $40 million. During 2022, Thrivent identified adjustments impacting the beginning of year surplus balance. The pension plan was in an overfunded position of $72 million which should have been reported as a non-admitted asset. A reserve related to universal life contracts with secondary guarantees was overstated by $27 million. An incurred but not reported liability related to universal life disability waivers on a closed block of business was overstated by $14 million. The investment income due and accrued on certain affiliated bonds was recorded incorrectly and understated by $42 million. Thrivent reported an increase to opening surplus of $40 million and $11 million in 2023 and 2022, respectively.

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1. Nature Of Operations And Significant Accounting Policies, continued

Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 15, 2024, the date the statutory-basis financial statements were available to be issued. Effective February 15, 2024, Thrivent’s Board of Directors approved an increase to the maximum borrowing capacity for the FHLB to $6 billion. There were no other subsequent events or transactions which required recognition or disclosure.
2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2023
U.S. government and agency securities	$1,536	$17	$(116)	$1,437
U.S. state and political subdivision securities	97	15	(1)	111
Securities issued by foreign governments	74	—	(4)	70
Corporate debt securities	39,209	644	(2,767)	37,086
Residential mortgage-backed securities	3,979	9	(447)	3,541
Commercial mortgage-backed securities	1,916	5	(160)	1,761
Collateralized debt obligations	2	8	—	10
Other debt obligations	1,521	2	(22)	1,501
Affiliated bonds	2,220	98	(124)	2,194
Total bonds	$50,554	$798	$(3,641)	$47,711
December 31, 2022
U.S. government and agency securities	$1,599	$4	$(129)	$1,474
U.S. state and political subdivision securities	97	13	(1)	109
Securities issued by foreign governments	83	—	(6)	77
Corporate debt securities	38,909	348	(3,824)	35,433
Residential mortgage-backed securities	4,046	3	(519)	3,530
Commercial mortgage-backed securities	1,978	1	(196)	1,783
Collateralized debt obligations	2	10	—	12
Other debt obligations	1,276	—	(48)	1,228
Affiliated bonds	2,066	—	(131)	1,935
Total bonds	$50,056	$379	$(4,854)	$45,581
The admitted value of corporate debt securities issued in foreign currencies was $773 million and $547 million as of December 31, 2023 and 2022, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

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Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	Admitted Value	Fair Value
December 31, 2023
Due in 1 year or less	$3,347	$3,332
Due after 1 year through 5 years	13,144	12,833
Due after 5 years through 10 years	13,321	12,458
Due after 10 years through 20 years	8,574	8,314
Due after 20 years	13,674	12,280
Total	$52,060	$49,217
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2023
U.S. government and agency securities	7	$262	$(3)	31	$791	$(112)
U.S. state and political subdivision securities	—	—	—	2	12	(1)
Securities issued by foreign governments	—	—	—	9	70	(4)
Corporate debt securities	209	1,362	(60)	3,428	26,246	(2,707)
Residential mortgage-backed securities	10	151	(1)	267	3,064	(446)
Commercial mortgage-backed securities	6	52	(2)	180	1,565	(158)
Other debt obligations	21	121	—	150	690	(22)
Affiliated bonds	1	1,170	(56)	1	557	(69)
Total bonds	254	$3,118	$(122)	4,068	$32,995	$(3,519)
December 31, 2022
U.S. government and agency securities	40	$1,039	$(108)	3	$120	$(21)
U.S. state and political subdivision securities	2	12	(2)	—	—	—
Securities issued by foreign governments	9	69	(6)	—	—	—
Corporate debt securities	3,710	27,546	(2,995)	433	2,885	(829)
Residential mortgage-backed securities	258	2,104	(211)	49	1,336	(307)
Commercial mortgage-backed securities	178	1,530	(147)	25	216	(49)
Other debt obligations	125	527	(19)	88	406	(29)
Affiliated bonds	2	1,513	(131)	—	—	—
Total bonds	4,324	$34,340	$(3,619)	598	$4,963	$(1,235)
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.

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2. Investments, continued

Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2023	2022
Unaffiliated Preferred Stocks:
Cost	$382	$463
Gross unrealized gains	6	7
Gross unrealized losses	(35)	(32)
Fair value	$353	$438
Statement value	$365	$461
Unaffiliated Common Stocks:
Cost	$467	$753
Gross unrealized gains	111	126
Gross unrealized losses	(11)	(58)
Fair value/statement value	$567	$821
Affiliated Common Stocks:
Cost	$321	$345
Gross unrealized gains	35	27
Gross unrealized losses	(97)	(62)
Fair value/statement value	$259	$310
Affiliated Mutual Funds and ETFs:
Cost	$118	$259
Gross unrealized gains	15	4
Gross unrealized losses	(1)	(19)
Fair value/statement value	$132	$244
Total statement value	$1,323	$1,836
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $10.9 billion and $10.7 billion for the years ended December 31, 2023 and 2022. There was no allowance for credit losses as of December 31, 2023 or 2022.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

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2. Investments, continued

The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2023	2022
In good standing	$10,848	$10,676
Restructured loans, in good standing	21	20
Delinquent	—	1
In process of foreclosure	—	—
Total mortgage loans	$10,869	$10,697

	2023	2022
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	0.2%	0.6%
Total principal	$1	$23
Number of loans	1	27
Interest Rates for Loans Issued During the Year:
Maximum	7.3%	6.4%
Minimum	4.4%	2.5%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	82%	63%
The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2023	2022
Current	$10,851	$10,695
30 – 59 days past due	18	1
60 – 89 days past due	—	—
90 – 179 days past due	—	1
180+ days past due	—	—
Total mortgage loans	$10,869	$10,697
90 – 179 Days Past Due and Accruing Interest:
Investment	$—	$1
Interest accrued	—	—
180+ Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—

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2. Investments, continued

The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2023	2022
Geographic Region:
Pacific	30%	31%
South Atlantic	19	19
East North Central	7	8
West North Central	8	9
Mountain	7	7
Mid-Atlantic	12	11
West South Central	12	10
Other	5	5
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2023	2022
Property Type:
Industrial	26%	25%
Retail	16	17
Office	13	14
Church	8	8
Apartments	30	29
Other	7	7
Total	100%	100%
Impaired loans
A loan is determined to be impaired when it is considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. For the years ended December 31, 2023 and 2022, Thrivent held impaired loans with carrying values of $39 million and $22 million, and unpaid principal balances of $47 million and $22 million for which there was no related allowance for credit losses recorded, respectively.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans that are delinquent are recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was $8 million for the year ended December 31, 2023, and less than $1 million for both years ended December 31, 2022 and 2021. The average recorded investment in impaired mortgage loans was $10 million

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2. Investments, continued

and $7 million for the years ended December 31, 2023 and 2022, respectively. Interest income recognized on impaired mortgage loans was $2 million for the year ended December 31, 2023, and less than $1 million for both years ended December 31, 2022 and 2021.
In certain circumstances, Thrivent may restructure the terms of a troubled loan to maximize the collection of amounts due. During both years ended December 31, 2023 and 2022, Thrivent restructured two loans with a carrying value of $2 million.
For the years ended December 31, 2023 and 2022, Thrivent held eight mortgage loans with a carrying value of $21 million and seven loans with a carrying value of $20 million, where loan restructures had occurred and the loans were in good standing, respectively. For the year ended December 31, 2023, the eight restructured mortgage loans had no payment defaults after modifications. For the year ended December 31, 2022, there was one restructured mortgage loan with a payment default greater than 90 days with a carrying value of $1 million.
During the years ended December 31, 2023 and 2022, there were no mortgage loans that were derecognized as a result of foreclosure.
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2023	2022
Home office properties	$141	$141
Held-for-sale	—	—
Total before accumulated depreciation	141	141
Accumulated depreciation	(100)	(98)
Total real estate	$41	$43
In February 2021, Thrivent sold a newly constructed corporate home office property that was completed in 2020 for a cash payment of $128 million. Thrivent entered into an agreement with the purchaser to lease the property for 20 years. An $11 million realized capital gain was recognized on the sale of the property in 2021.
In November 2022, Thrivent sold a corporate office property for a cash payment of $4 million. A realized capital gain of less than $1 million was recognized on the sale of the property in 2022.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

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2. Investments, continued

The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gains/(Losses)
As of and for the year ended December 31, 2023
Assets:
Call spread options	$161	$1,091	$(13)
Futures	—	299	(172)
Foreign currency swaps	51	726	10
Interest rate swaps	—	—	—
Covered written call options	—	—	—
Total assets	$212	$2,116	$(175)
Liabilities:
Call spread options	$(110)	$1,144	$18
Futures	—	1,063	—
Foreign currency swaps	(9)	84	1
Covered written call options	—	—	—
Total liabilities	$(119)	$2,291	$19
As of and for the year ended December 31, 2022
Assets:
Call spread options	$48	$936	$(28)
Futures	—	234	11
Foreign currency swaps	77	750	11
Interest rate swaps	—	—	(2)
Covered written call options	—	—	—
Total assets	$125	$1,920	$(8)
Liabilities:
Call spread options	$(32)	$961	$17
Futures	—	1,424	—
Foreign currency swaps	(1)	65	1
Covered written call options	—	—	6
Total liabilities	$(33)	$2,450	$24
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

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2. Investments, continued

Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2023, 2022 and 2021, zero, $4 million and $16 million, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.
Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized capital gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

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2. Investments, continued

Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2023	2022
Loaned Securities:
Carrying value	$654	$303
Fair value	629	282
Cash Collateral Reinvested:
Open	$292	$63
30 days or less	196	112
31 - 60 days	46	59
61 - 90 days	75	15
91 - 120 days	5	6
121 - 180 days	15	10
181 - 365 days	—	11
1 - 2 years	15	15
2 - 3 years	—	—
Greater than 3 years	—	—
Total	$644	$291
Cash collateral liabilities	$644	$291
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2023	2022
Bonds:
Carrying value	$30	$52
Fair value	30	52
Short-term Investments:
Carrying value	$115	$46
Fair value	115	46
Cash Equivalents:
Carrying value	$499	$193
Fair value	499	193
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.

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2. Investments, continued

Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2023, Thrivent completed 33 transactions, selling 26 securities with a book value totaling $1 million where the cost to repurchase within 30 days totaled $1 million. The net gain for securities sold and later repurchased totaled less than $1 million. At December 31, 2022, Thrivent completed 1,251 transactions, selling 61 securities with a book value totaling $12 million where the cost to repurchase within 30 days totaled $13 million. The net gain for securities sold and later repurchased totaled $1 million.
Reverse Repurchase Agreements
Thrivent has a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as an NAIC designation of 1 and the maturity of the securities is three months to one year with a carrying value and fair value of $30 million and $10 million for the years ended December 31, 2023 and 2022, respectively. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting period presented below (in millions):
December 31, 2023	Maximum	Ending Balance
Bonds:
1st quarter	$85	$25
2nd quarter	100	70
3rd quarter	30	30
4th quarter	80	30

December 31, 2022	Maximum	Ending Balance
Bonds:
1st quarter	$—	$—
2nd quarter	90	10
3rd quarter	55	—
4th quarter	45	10

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2. Investments, continued

The fair value of the cash collateral under the repo transactions for each reporting period by remaining contractual maturity presented below (in millions):
December 31, 2023	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$87	$26
2nd quarter	102	71
3rd quarter	31	31
4th quarter	82	31

December 31, 2022	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$—	$—
2nd quarter	92	10
3rd quarter	56	—
4th quarter	46	10
Federal Home Loan Bank Agreements
During the fourth quarter of 2021, Thrivent became a member of the FHLB. FHLB membership required an initial purchase of membership stock and gives Thrivent access to low-cost funding. As of December 31, 2023, Thrivent held both activity-based and membership stock. Thrivent held membership stock of $9 million as of December 31, 2023, and zero as of December 31, 2022, and activity-based stock of $68 million and $25 million as of December 31, 2023 and 2022, respectively. Thrivent’s strategy is to utilize funds from the FHLB to optimize liquidity and for spread investment purposes. Additional FHLB activity-based stock purchases are required based upon the amount of borrowed funds or funding agreements from the FHLB. Thrivent is required to post acceptable forms of collateral for any borrowed funds or funding agreements from the FHLB. In the event of default, the FHLB’s recovery on the collateral is limited to the amount of Thrivent’s outstanding liability to the FHLB. FHLB activity will be limited to the general account. As of December 31, 2023, Thrivent has an internally approved maximum borrowing capacity for the FHLB of $4 billion. Thrivent established this limit in accordance with its overall risk management process.
The amount of collateral pledged to FHLB as of December 31 (in millions):
	2023			2022
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$2,296	$2,637	$1,510	$1,559	$1,732	$900
The maximum amount of collateral pledged to FHLB during the reporting period (in millions):
	2023			2022
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Maximum Collateral Pledged	$2,452	$2,964	$1,800	$1,559	$1,732	$900

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

During the third quarter of 2023, Thrivent transitioned $900 million in FHLB advances into funding agreements. These advances were previously reported as borrowed money and funding agreements are reported in deposit liabilities.
The fair value and carrying amount of the borrowed funds and funding agreements, excluding accrued interest, was $1.5 billion and $900 million as of December 31, 2023 and 2022, respectively. Interest accrues as of December 31, 2023 and 2022 at a weighted average rate of 5.4% and 3.8%, respectively. Interest paid in 2023 and 2022 was $73 million and $12 million, respectively. The outstanding deposit liabilities of $1.5 billion as of December 31, 2023 have scheduled maturity dates through 2026 and Thrivent has the discretion to roll those maturities into future borrowings or funding agreements.
The amount of borrowed funds and funding agreements from FHLB as of December 31 (in millions):
	General Account		Funding Agreements Reserves Established
	2023	2022	2023	2022
Borrowed Money	$—	$900	$—	$—
Funding Agreements	1,510	—	1,517	—
Other	—	—	—	—
Aggregate Total	$1,510	$900	$1,517	$—
The Company does not have prepayment obligations for these funding agreements.
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $3.4 billion and $2.2 billion at December 31, 2023 and 2022, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, FHLB and reverse repurchase agreements are 3% of total admitted assets. Securities on deposit with state insurance departments were $2 million for both years ended December 31, 2023 and 2022.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2023	2022	2021
Bonds	$2,107	$1,854	$1,792
Preferred stock	20	22	21
Unaffiliated common stocks	17	24	22
Affiliated common stocks	77	165	101
Mortgage loans	417	400	423
Real estate	12	12	13
Contract loans	75	75	78
Cash, cash equivalents and short-term investments	63	25	5
Limited partnerships	547	901	1,680
Other invested assets	30	17	31
Gross investment income	3,365	3,495	4,166
Investment expenses	(130)	(82)	(63)
Depreciation on real estate	(2)	(3)	(5)
Net investment income	$3,233	$3,410	$4,098
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2023, there were 68 securities with a callable or tender feature sold or redeemed totaling $2 million. During 2022, there were 207 securities with a callable or tender feature sold or redeemed totaling $29 million.
Investment Income Due and Accrued
All investment income due and accrued with amounts that are over 90 days past due with the exception of mortgage loans that are in default for more than 180 days, are nonadmitted. As of December 31, 2023 the total amount of gross, nonadmitted and admitted amounts of interest income due and accrued is $760 million, $18 million and $742 million, respectively. Aggregate deferred interest is $182 million as of December 31, 2023. Cumulative amounts of paid-in-kind interest included in the current principal balances is zero.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2023	2022	2021
Net Gains and (Losses) on Sales:
Bonds:
Gross gains	$93	$90	$302
Gross losses	(140)	(190)	(122)
Stocks:
Gross gains	131	168	348
Gross losses	(64)	(75)	(18)
Futures	(172)	11	(20)
Other	65	(1)	5
Net gains and (losses) on sales	(87)	3	495
Provisions for Losses:
Bonds	(15)	(17)	(5)
Stocks	—	—	—
Other	(8)	(1)	—
Total provisions for losses	(23)	(18)	(5)
Realized capital gains and (losses)	(110)	(15)	490
Transfers to interest maintenance reserve	48	84	(192)
Realized capital gains and (losses), net	$(62)	$69	$298
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $5.7 billion, $5.7 billion and $11.8 billion for the years ended December 31, 2023, 2022 and 2021, respectively.
Thrivent recognized other-than-temporary impairments (OTTI) during the year ended December 31, 2023 on loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security. For the year ended December 31, 2023, the amortized cost basis for these securities, prior to any current-period OTTI was $32 million. The OTTI recognized in earnings as a realized loss totaled $4 million. The fair value of the securities as of the date impaired totaled $25 million. The amortized cost basis after the current-period impairment totaled $28 million.
3. Policyholder Liabilities
The following table contains general account aggregate reserves for life, annuity and health contracts as of December 31 (in millions):
	2023	2022
Life insurance reserves	$25,648	$25,197
Disability and long-term care active life reserves	83	98
Disability and long-term care unpaid claims and claim reserves	358	367
Annuity reserves	19,777	18,768
Health contracts	6,559	6,394
Aggregate reserves for life, annuity and health contracts	$52,425	$50,824

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2023
Subject to Discretionary Withdrawal:
With market value adjustment	$1,374	$169	$—	$1,543	3%
At book value less a surrender charge of 5% or more	4,304	—	—	4,304	8
At fair value	—	—	32,931	32,931	62
Total with market value adjustment or at fair value	5,678	169	32,931	38,778	73
At book value without adjustment	12,537	—	—	12,537	24
Not subject to discretionary withdrawal	1,562	—	47	1,609	3
Total	$19,777	$169	$32,978	$52,924	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$324	$—	$—	$324
December 31, 2022
Subject to Discretionary Withdrawal:
With market value adjustment	$—	$146	$—	$146	1%
At book value less a surrender charge of 5% or more	1,896	—	—	1,896	4
At fair value	—	—	30,627	30,627	61
Total with market value adjustment or at fair value	1,896	146	30,627	32,669	66
At book value without adjustment	15,348	—	—	15,348	31
Not subject to discretionary withdrawal	1,524	—	43	1,567	3
Total	$18,768	$146	$30,670	$49,584	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$354	$—	$—	$354

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2023
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,580	$—	$—	$3,580	64%
Total with market value adjustment or at fair value	3,580	—	—	3,580	64
At book value without adjustment	1,893	—	—	1,893	34
Not subject to discretionary withdrawal	76	—	13	89	2
Total	$5,549	$—	$13	$5,562	100%
December 31, 2022
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$4,125	$—	$—	$4,125	89%
Total with market value adjustment or at fair value	4,125	—	—	4,125	89
At book value without adjustment	435	—	—	435	9
Not subject to discretionary withdrawal	66	—	14	80	2
Total	$4,626	$—	$14	$4,640	100%
The above policyholder liabilities are recorded as partial components within the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2023	2022
Aggregate reserves for life, annuity and health contracts	$19,777	$18,768
Deposit liabilities	5,549	4,626
Liabilities related to separate accounts	33,160	30,830
Total	$58,486	$54,224

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2023
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,381	$10,368	$10,400	$—	$—	$—
Universal life with secondary guarantees	1,628	1,497	1,741	1,454	1,302	1,321
Other permanent cash value life insurance	—	12,280	13,220	—	—	—
Variable universal life	46	46	59	995	992	998
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,039	XXX	XXX	—
Accidental death benefits	XXX	XXX	13	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	83	XXX	XXX	—
Disability – disable lives	XXX	XXX	345	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$12,055	$24,191	$26,902	$2,449	$2,294	$2,319
Reinsurance ceded	643	814	813	—	—	—
Total	$11,412	$23,377	$26,089	$2,449	$2,294	$2,319
December 31, 2022
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,358	$10,345	$10,377	$—	$—	$—
Universal life with secondary guarantees	1,469	1,335	1,564	1,129	996	1,021
Other permanent cash value life insurance	—	12,070	12,988	—	—	—
Variable universal life	43	43	57	829	826	831
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,043	XXX	XXX	—
Accidental death benefits	XXX	XXX	14	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	98	XXX	XXX	—
Disability – disable lives	XXX	XXX	353	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,870	$23,793	$26,496	$1,958	$1,822	$1,852
Reinsurance ceded	(531)	(680)	(834)	—	—	—
Total	$11,339	$23,113	$25,662	$1,958	$1,822	$1,852

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Thrivent calculates premium deficiency reserves (PDR) for long-term care insurance policies. The PDR was zero as of December 31, 2023 and 2022, respectively. During 2021, Thrivent updated the claim incidence and claim termination assumptions for the closed block and updated net earned rate assumptions to now include a 10% equity allocation to the asset portfolio for both closed and new business blocks. These updated assumptions, along with a decrease in the number of long-term care insurance policies in force, were the primary drivers of the $230 million decrease that brought the PDR to zero for the year ended December 31, 2021.
Thrivent has insurance in force as of December 31, 2023 and 2022, totaling $5.7 billion and $7.0 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2023 and 2022, totaled $20 million and $24 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2023
Ordinary new business	$8	$—
Ordinary renewal	78	109
Total	$86	$109
December 31, 2022
Ordinary new business	$9	$1
Ordinary renewal	73	108
Total	$82	$109
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2023	2022	2021	2020	2019
Risk charge paid	$118	$114	$119	$102	$104
Payments for guaranteed benefits	19	22	6	7	5

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued

The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2023
Reserves:
For accounts with assets at fair value	$168	$35,310	$35,478
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$168	$—	$168
At fair value	—	35,250	35,250
Not subject to discretionary withdrawal	—	60	60
Total	$168	$35,310	$35,478
December 31, 2022
Reserves:
For accounts with assets at fair value	$146	$32,536	$32,682
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$146	$—	$146
At fair value	—	32,479	32,479
Not subject to discretionary withdrawal	—	57	57
Total	$146	$32,536	$32,682

	2023	2022	2021
Premiums, Considerations and Deposits:
Non-indexed guarantee	$1	$—	$—
Non-guaranteed	1,473	1,986	2,531
Total	$1,474	$1,986	$2,531

	2023	2022	2021
Transfers to separate accounts	$1,474	$1,986	$2,531
Transfers from separate accounts	(3,592)	(2,981)	(3,335)
Other items	(35)	(23)	(8)
Transfers to separate accounts, net	$(2,153)	$(1,018)	$(812)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2023	2022
Net balance at January 1	$1,078	$1,036
Incurred Related to:
Current year	451	454
Prior years	(58)	(74)
Total incurred	393	380
Paid Related to:
Current year	53	52
Prior years	299	286
Total paid	352	338
Net balance at December 31	$1,119	$1,078
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. For life insurance, Thrivent generally retains a maximum of $3 million of single and $3 million of joint life coverage for any single mortality risk. In 2022 Thrivent began ceding 80% of all Medicare Supplement business via a coinsurance agreement. In 2023 Thrivent entered into a yearly renewable term (YRT) agreement for indemnity reinsurance on newly issued disability insurance coverages.
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2023	2022	2021
Direct premiums	$5,731	$5,256	$5,289
Reinsurance ceded	(211)	(223)	(107)
Net premiums	$5,520	$5,033	$5,182
Reinsurance claims recovered	$180	$201	$131
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2023	2022
Life insurance	$813	$835
Accident-and-health	40	39
Total	$853	$874
During 2022, Thrivent entered into a reinsurance agreement whereby certain medicare supplement contracts were ceded to a third party. A gain of $39 million was recognized in other surplus funds and is being amortized over a five-year period.
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. Two reinsurers account for approximately 74% of the reinsurance recoverable as of December 31, 2023.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with the Term and Universal Life Insurance Reserve Financing Model Regulation (MDL-787) or Actuarial Guideline 48 where the Model Regulation has not been adopted by a state in which Thrivent is licensed.
Thrivent has no reinsurance contracts with features that are subject to the disclosure requirements within SSAP No. 61R related to reinsurance credits.
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2023 and 2022.
Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2023	2022
Unrealized gains and (losses)	$634	$654
Non-admitted assets	(355)	(315)
Separate accounts	102	80
Asset valuation reserve	(2,787)	(2,653)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
7. Surplus, continued

The deferred gain from the 2022 medical supplement reinsurance agreement is included in other surplus funds as of December 31, 2022. The amount was recognized into other surplus and is being amortized over a five-year period.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks, certain cash equivalents, and exchange traded funds. Bonds, unaffiliated common stocks, and exchange traded funds are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets, primarily derivatives, and are valued based on market quotes where the financial instruments are not considered actively traded. Mutual funds are reported at fair value, which are based on net asset values from fund managers. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, certain unaffiliated common stocks, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third-party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third-party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third-party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.
Fair values of unaffiliated common stocks not reported at fair value primarily consist of FHLB activity-based stock and are based on direct quotes from FHLB.
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.
Fair values on borrowed money and funding agreements from the FHLB (included in deposit liabilities), are equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 1% to 8% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.
The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
Contract loans are generally carried at the loans’ aggregate unpaid balance which approximate the fair values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Limited partnerships include private equity investments. The fair values of private equity investments are estimated based on assumptions in the absence of observable market data.
Other invested assets primarily include residual tranches, non-collateral loans, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value or the underlying audited equity of the investee. Non-collateral loans and surplus notes are carried at amortized cost.
Other liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2023
Assets:
Bonds	$434	$—	$—	$434
Unaffiliated preferred stocks	—	45	—	45
Unaffiliated common stocks	490	—	—	490
Cash, cash equivalents and short-term investments	707	—	—	707
Separate account assets	—	36,144	—	36,144
Other invested assets	—	51	161	212
Total	$1,631	$36,240	$161	$38,032
Liabilities:
Other liabilities	$—	$9	$109	$118
December 31, 2022
Assets:
Bonds	$388	$—	$—	$388
Unaffiliated preferred stocks	—	207	—	207
Unaffiliated common stocks	796	—	—	796
Cash, cash equivalents and short-term investments	197	—	—	197
Separate account assets	—	33,288	—	33,288
Other invested assets	—	77	48	125
Total	$1,381	$33,572	$48	$35,001
Liabilities:
Other liabilities	$—	$1	$32	$33

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2023	2022
Assets:
Balance, January 1	$48	$118
Purchases	98	93
Sales	(69)	(6)
Realized gains and (losses) net income	(12)	(27)
Unrealized gains and (losses) surplus	96	(130)
Balance, December 31	$161	$48
Liabilities:
Balance, January 1	$32	$91
Purchases	60	69
Sales	(69)	(40)
Realized gains and (losses) net income	18	18
Unrealized gains and (losses) surplus	68	(106)
Balance, December 31	$109	$32
Transfers
During 2023, Thrivent transferred $119 million into Level 2 from Level 3 and $27 million into Level 3 from Level 2 for bonds and preferred stocks. During 2022, Thrivent transferred $143 million into Level 2 from Level 3 and $139 million into Level 3 from Level 2 for bonds and preferred stocks. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2023
Financial Assets:
Bonds	$50,554	$1,727	$32,304	$13,680	$47,711
Unaffiliated preferred stocks	365	—	118	235	353
Unaffiliated common stocks	567	490	77	—	567
Affiliated common stock	259	—	259	—	259
Affiliated mutual funds and ETFs	132	69	63	—	132
Mortgage loans	10,869	—	—	9,503	9,503
Contract loans	1,064	—	—	1,064	1,064
Cash, cash equivalents and short-term investments	2,008	707	1,301	—	2,008
Limited partnerships	9,694	—	—	9,694	9,694
Real estate – held-for-sale	—	—	—	1	1
Assets held in separate accounts	36,144	—	36,144	—	36,144
Other invested assets	822	2	138	690	830
Financial Liabilities:
Deferred annuities	$17,351	$—	$—	$16,793	$16,793
Other deposit contracts	2,582	—	1,517	1,065	2,582
Borrowed money	—	—	—	—	—
Other liabilities	118	—	9	109	118
Separate account liabilities	36,042	—	36,042	—	36,042

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2022
Financial Assets:
Bonds	$50,056	$1,528	$30,779	$13,274	$45,581
Unaffiliated preferred stocks	461	—	207	231	438
Unaffiliated common stocks	821	796	25	—	821
Affiliated common stock	310	—	310	—	310
Affiliated mutual funds and ETFs(1)	244	158	86	—	244
Mortgage loans	10,697	—	—	9,794	9,794
Contract loans	1,047	—	—	1,047	1,047
Cash, cash equivalents and short-term investments	1,188	197	991	—	1,188
Limited partnerships	8,800	—	—	8,800	8,800
Real estate – held-for-sale	—	—	—	—	—
Assets held in separate accounts	33,288	—	33,288	—	33,288
Other invested assets	290	3	162	134	299
Financial Liabilities:
Deferred annuities	$16,623	$—	$—	$16,133	$16,133
Other deposit contracts	1,061	—	—	1,061	1,061
Borrowed money	903	—	903	—	903
Other liabilities	33	—	1	32	33
Separate account liabilities	33,208	—	33,208	—	33,208

(1)
2022 amounts have been conformed to current year presentation. A correction has been made to 2022 affiliated mutual funds and ETFs to present ETFs, totaling $56 million, in level 2 to level 1.
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory pension plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Pension Plan			Other Plans
	2023	2022	2021	2023	2022	2021
Service cost	$20	$21	$21	$2	$2	$2
Interest cost	53	36	33	4	3	3
Expected return on plan assets	(74)	(86)	(78)	—	—	—
Other	4	—	13	(2)	(1)	—
Net periodic cost	$3	$(29)	$(11)	$4	$4	$5

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2023	2022	2023	2022
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,067	$1,284	$87	$109
Service cost	20	21	2	2
Interest cost	53	36	4	3
Actuarial (gain) loss	35	(213)	(8)	(21)
Transfers from defined contribution plan	1	—	—	—
Benefits paid	(64)	(61)	(9)	(6)
Plan changes	—	—	—	—
Benefit obligation, end of year	$1,112	$1,067	$76	$87
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,139	$1,356	$—	$—
Actual return on plan assets	173	(156)	—	—
Employer contribution	—	—	9	6
Transfers from defined contribution plan	1	—	—	—
Benefits paid	(64)	(61)	(9)	(6)
Fair value of plan assets, end of year	$1,249	$1,139	$—	$—
The significant changes in actuarial (gain)/loss of the 2023 projected benefit obligation primarily relates to a decreased discount rate and assumption changes. The significant changes in actuarial (gain)/loss of the 2022 projected benefit obligation primarily relates to an increased discount rate, partially offset by experience and assumption changes.
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2023	2022	2023	2022
Funded Status:
Accrued benefit costs	$—	$—	$(108)	$(113)
Asset (Liability) for pension benefits	137	72	32	26
Total overfunded (unfunded) liabilities	$137	$72	$(76)	$(87)
Deferred Items:
Net (gain) loss	$87	$154	$(23)	$(16)
Net prior service cost	—	—	(9)	(10)
Accumulated amounts recognized in periodic pension expenses	$224	$226	$(108)	$(113)
Accumulated benefit obligation	$1,093	$1,046	$76	$87

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The unfunded liabilities for the pension plan and other postretirement plans at December 31, 2023 and 2022, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus. Overfunded liabilities for the pension plan and other postretirement plans for statutory reporting purposes are deemed non-admitted assets and therefore are charged directly against surplus.
A summary of the deferred items in the Statutory-Basis Statement of Surplus as of December 31 is as follows (in millions):
	Pension Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total
Balance, January 1, 2022	$—	$125	$125	$(11)	$4	$(7)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	29	29	—	(20)	(20)
Net gain (loss) recognized	—	—	—	—	—	—
Balance, December 31, 2022	$—	$154	$154	$(10)	$(16)	$(26)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	(64)	(64)	—	(8)	(8)
Net gain (loss) recognized	—	(3)	(3)	—	1	1
Balance, December 31, 2023	$—	$87	$87	$(9)	$(23)	$(32)
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Pension Plan		Other Plans
	2023	2022	2023	2022
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Pension Plan		Other Plans
	2023	2022	2023	2022
Weighted Average Assumptions:
Discount rate	5.0%	5.2%	5.0%	5.2%
Expected return on plan assets	6.8	6.5	N/A	N/A
Rate of compensation increase	4.3	4.3	N/A	N/A
Interest crediting rate	4.5	3.9	N/A	N/A

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.4% and 6.0% in 2023 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2033. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy. The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2024 – $74 million; 2025 – $77 million; 2026 – $79 million; 2027 – $82 million; 2028 –$81 million; and 2029 to 2033 – $425 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2024 – $8 million; 2025 – $8 million; 2026 – $7 million; 2027 – $7 million; 2028 – $7 million; and 2029 to 2033 – $28 million.
The minimum pension contribution required for 2023 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2024.
Pension Assets
The assets of Thrivent’s qualified pension plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation		Actual Allocation
	2023	2022(1)	2023	2022(1)
Equity securities	53%	52%	52%	49%
Private Equity	15	15	14	15
Fixed income and other securities	32	33	34	36
Fixed income and other securities	100%	100%	100%	100%

(1)
2022 amounts have been conformed to current year presentation. A correction has been made to 2022 actual allocation to adjust short-term investments, totaling 11% of total, from equity securities to fixed income and other securities.
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The fair values of the pension plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2023
Fixed Maturity Securities:
U.S. government and agency securities	$75	$5	$—	$80
Corporate debt securities	—	116	—	116
Residential mortgage-backed securities	—	83	—	83
Commercial mortgage-backed securities	—	7	—	7
Other debt obligations	3	7	—	10
Common stocks	512	—	—	512
Affiliated mutual funds – equity funds	—	126	—	126
Short-term investments	75	53	—	128
Limited partnerships	—	—	176	176
Derivatives	1	—	—	1
Total	$666	$397	$176	$1,239
December 31, 2022
Fixed Maturity Securities:
U.S. government and agency securities	$75	$3	$—	$78
Corporate debt securities	—	121	—	121
Residential mortgage-backed securities	—	61	—	61
Commercial mortgage-backed securities	—	10	—	10
Other debt obligations	3	12	—	15
Common stocks	439	—	—	439
Affiliated mutual funds – equity funds	—	130	—	130
Short-term investments	—	131	—	131
Limited partnerships	—	—	177	177
Derivatives	—	—	—	—
Total	$517	$468	$177	$1,162
The fair value of the pension plan assets as presented in the table above does not include net accrued assets of $10 million and liabilities of $23 million as of December 31, 2023 and 2022, respectively.
There were no transfers of the pension plan Level 1 and Level 2 fair value measurements during 2023 or 2022. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2023, 2022 and 2021, Thrivent contributed $42 million, $43 million and $41 million, respectively, to these plans.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

As of December 31, 2023 and 2022, $55 million and $64 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts provision accordingly. As of December 31, 2023, Thrivent believes adequate provision has been made for any losses that may result from these matters.
Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $280 million and $279 million as of December 31, 2023 and 2022, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $6.7 billion and $4.3 billion as of December 31, 2023 and 2022, respectively.
Financial Guarantees
Thrivent has entered into an agreement to provide a Letter of Credit totaling $37 million through 2036 to guarantee certain debt obligations of a third-party civic organization in the event certain conditions occur, as defined in the agreement. This agreement is secured by the financial assets of the third party. Thrivent will receive 0.75% per annum for any unused line of credit.
Thrivent has guaranteed to maintain the Tier I capital of an affiliate, Thrivent Trust Company, at a minimum of $6 million, as required by Thrivent Trust Company's primary regulator.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $14 million, $16 million and $17 million for each of the years ended December 31, 2023, 2022 and 2021 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2023 were $178 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2024 – $19 million; 2025 – $18 million; 2026 – $16 million; 2027 – $15 million and thereafter – $110 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97 (Investments in Subsidiary, Controlled and Affiliated Entities). Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2022, values was completed on July 3, 2023 and Thrivent received a response from the NAIC that did not disallow the valuation method.
The admitted values were $260 million and $310 million related to Holdings for the years ended December 31, 2023 and 2022, respectively. Non-admitted values related to Holdings were $61 million and $46 million for the years ended December 31, 2023 and 2022, respectively.
During 2023, Thrivent received cash distributions of $602 million and $211 million from majority-owned limited partnerships Thrivent White Rose Funds (“WRF”) and Twin Bridge Funds (“TBF”), respectively. During this period, Thrivent made cash contributions as contributed capital to WRF, TBF, Holdings and Thrivent Education Funding LLC (“TEF”) in the amounts of $1.4 billion, $427 million, $20 million and $37 million respectively.
During 2023, Thrivent received cash distributions of $74 million from Holdings, treated as dividends.
During 2023, Thrivent received $30 million from TEF and $1 million from Gold Ring Holdings, LLC which were treated as return of capital.
Other Related Party Transactions
Thrivent has invested $132 million and $244 million in various Thrivent mutual funds/ETFs as of December 31, 2023 and 2022, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $144 million, $129 million and $108 million for the years ended December 31, 2023, 2022 and 2021, respectively. The net receivables due from affiliates for the years ended December 31, 2023 and 2022 were $14 million and $11 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling $106 million, $134 million and $173 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $184 million, $194 million and $218 million for the years ended December 31, 2023, 2022 and 2021, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In December 2018, Thrivent acquired a variable funding note (VFN) issued by TEF, an affiliate of Thrivent. The VFN is supported by an indenture and was last amended in December 2023 and allows for a maximum aggregate principal amount of $2.0 billion and is collateralized by student loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $367 million and $1.0 billion as of December 31, 2023 and 2022, respectively. During 2023, Thrivent invested $273 million in the VFN and received $876 million of principal payments.
In August 2021, TEF entered into an agreement, last amended August 2023, to provide a guarantee to purchase student loans originated and held by a third party in the event a separate party to the transaction fails their purchase obligation. TEF provided a guarantee up to the maximum backstop amount of $500 million, which could create additional future exposure from the multiple disbursement student loans. TEF’s funding will be through the VFN or a capital request from Thrivent. As of December 31, 2023, TEF was not required to purchase any student loans under the terms of the agreement.
In May 2022, a separate VFN was acquired from TEF that is supported by an indenture agreement, last amended in December 2022, and allows for a maximum aggregate principal amount of $750 million and is collateralized by point-of-sale unsecured consumer loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $626 million and $619 million as of December 31, 2023 and 2022, respectively. During 2023, Thrivent invested $626 million in the VFN and received $587 million of principal payments.
In April 2022, Holdings sold Thrivent Trust Company of Tennessee, Inc. to an unrelated third party.
In July 2022, Holdings purchased 69.4% of Blue Rock Holdco, LLC. (“Blue Rock”), for $222 million. As of December 31, 2023, Holdings currently owns 69.6% of Blue Rock. Blue Rock is a holding company operating as a marketing and servicing provider of student loans through various subsidiary entities. The admitted value of Holdings on Thrivent's balance sheet is valued in accordance with SSAP No. 97. As part of the purchase acquisition, Blue Rock purchased College Avenue Student Loans (“CASL”) a private student loan originator and servicer.
In December 2022, Thrivent acquired an asset-backed security (“ABS”) issued by CASL. The ABS, which is collateralized by student loans, is supported by an indenture that allows for a maximum aggregate principal amount of $750 million. The ABS is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $1.2 billion and $422 million as of December 31, 2023 and 2022, respectively.
In December 2023, White Rose CFO 2023 Holdings, LLC (“Issuer”), a wholly owned subsidiary of Thrivent, issued a Collateralized Fund Obligation (CFO) whereby debt was issued to third parties. Issuer made available to third party investors approximately $400 million in fixed rate debt. Upon issuance of the debt, approximately $364 million in net proceeds were returned from Issuer to Thrivent. Thrivent retained approximately $436 million of an equity investment in the CFO structure in the form of a residual tranche. The residual tranche is reported in Other Invested Assets in the accompanying Statutory-Basis Statement of Assets, Liabilities and Surplus and has a fair value of $430 million as of December 31, 2023.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In support of the CFO, Thrivent transferred their interest in portions of certain investments in WRF with a fair value of approximately $800 million to White Rose CFO 2023, LLC (“Asset HoldCo”), a wholly-owned, bankruptcy-remote subsidiary of Thrivent as underlying collateral for the CFO. These transferred WRF assets had a cost of approximately $739 million and carried an unrealized gain of approximately $61 million when they were transferred to Asset HoldCo. Thrivent then contributed its entire investment in Asset HoldCo to Issuer, with no impact to surplus. Thrivent is the named investment manager for the CFO structure and is entitled to a management fee as outlined in the executed investment management agreement between Asset HoldCo and Thrivent.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and the Contract Owners of Thrivent Variable Annuity Account II
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Annuity Account II indicated in Note 1, as of December 31, 2023, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended on December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Annuity Account II as of December 31, 2023, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Annuity Account II based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Annuity Account II in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 26, 2024
We have served as the auditor of one or more of the subaccounts in Thrivent Variable Annuity Account II since 2014.

THRIVENT VARIABLE ANNUITY ACCOUNT II
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2023
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Reserves for contracts in annuity payment period	Accumulation units outstanding	Unit value (accumulation)	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$494,379	$88,790	$583,169	$—	$583,169	$583,169	14,553	$33.97	$386,941	27,781
All Cap	$375,383	$39,016	$414,399	$—	$414,399	$414,399	9,985	$37.59	$298,089	23,760
Balanced Income Plus	$919,164	$564,752	$1,483,916	$—	$1,483,916	$1,483,916	20,246	$45.40	$927,110	62,886
Diversified Income Plus	$729,718	$153,313	$883,031	$—	$883,031	$883,031	29,664	$24.60	$733,037	97,608
Emerging Markets Equity	$25,831	$7,484	$33,315	$—	$33,315	$33,315	1,996	$12.94	$22,245	1,968
ESG Index	$—	$—	$—	$—	$—	$—	0	$16.21	$—	0
Global Stock	$844,101	$293,240	$1,137,341	$—	$1,137,341	$1,137,341	35,280	$23.93	$658,909	61,476
Government Bond	$135,320	$26,065	$161,385	$—	$161,385	$161,385	6,156	$21.98	$147,443	13,707
Healthcare	$81,484	$45,549	$127,033	$—	$127,033	$127,033	2,257	$36.10	$53,025	3,146
High Yield	$477,180	$139,914	$617,094	$—	$617,094	$617,094	17,343	$27.51	$541,665	114,528
Income	$395,913	$16,646	$412,559	$—	$412,559	$412,559	20,381	$19.42	$443,246	44,691
International Allocation	$234,878	$114,642	$349,520	$—	$349,520	$349,520	18,416	$12.75	$206,964	24,764
International Index	$—	$—	$—	$—	$—	$—	—	$13.76	$—	0
Large Cap Growth	$1,557,139	$346,553	$1,903,692	$—	$1,903,692	$1,903,692	26,976.00	$57.72	$946,958	32,422
Large Cap Index	$1,666,009	$828,370	$2,494,379	$—	$2,494,379	$2,494,379	17,083	$97.53	$713,537	26,119
Large Cap Value	$295,524	$165,030	$460,554	$—	$460,554	$460,554	6,070	$48.68	$200,238	13,446
Limited Maturity Bond	$124,717	$38,290	$163,007	$—	$163,007	$163,007	9,215	$13.53	$125,749	12,974
Low Volatility Equity	$—	$—	$—	$—	$—	$—	0	$14.18	$—	0
Mid Cap Growth	$—	$—	$—	$—	$—	$—	0	$13.34	$—	0
Mid Cap Index	$413,970	$91,364	$505,334	$—	$505,334	$505,334	7,710	$53.69	$299,134	19,763
Mid Cap Stock	$1,224,477	$304,566	$1,529,043	$—	$1,529,043	$1,529,043	23,229	$52.71	$1,073,677	62,268
Mid Cap Value	$—	$—	$—	$—	$—	$—	0	$17.85	$—	0
Moderate Allocation	$6,394,777	$1,628,292	$8,023,069	$—	$8,023,069	$8,023,069	253,846	$25.19	$5,662,059	435,594
Moderately Aggressive Allocation	$3,798,413	$604,810	$4,403,223	$—	$4,403,223	$4,403,223	131,395	$28.91	$3,248,446	240,099
Moderately Conservative Allocation	$2,003,463	$475,975	$2,479,438	$—	$2,479,438	$2,479,438	101,287	$19.78	$1,904,154	157,303
Money Market	$95,363	$30,563	$125,926	$—	$125,926	$125,926	93,717	$1.02	$95,363	95,363
Multidimensional Income	$—	$—	$—	$—	$—	$—	—	$10.90	$—	0
Opportunity Income Plus	$48,150	$17,985	$66,135	$—	$66,135	$66,135	3,111	$15.48	$53,407	5,361
Real Estate Securities	$220,197	$49,399	$269,596	$—	$269,596	$269,596	4,646	$47.39	$148,916	8,086
Small Cap Growth	$—	$—	$—	$—	$—	$—	—	$16.06	$—	—
Small Cap Index	$809,843	$256,214	$1,066,057	$—	$1,066,057	$1,066,057	7,572	$106.96	$626,293	39,975
Small Cap Stock	$642,729	$121,896	$764,625	$—	$764,625	$764,625	12,228	$52.56	$584,168	36,166
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2023
Subaccount	Investment Income	Expenses	Net investment income (loss)	Realized and unrealized gain (loss) on investments			Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends	Mortality & expense risk charges		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Aggressive Allocation	$9,236	$(6,165)	$3,071	$12,820	$8,496	$56,363	$77,679	$80,750
All Cap	$3,495	$(4,493)	$(998)	$5,068	$1,503	$61,839	$68,410	$67,412
Balanced Income Plus	$26,631	$(12,018)	$14,613	$(13,658)	$—	$98,639	$84,981	$99,594
Diversified Income Plus	$30,251	$(9,692)	$20,559	$(8,418)	$—	$53,120	$44,702	$65,261
Emerging Markets Equity	$896	$(358)	$538	$837	$—	$755	$1,592	$2,130
ESG Index	$—	$—	$—	$—	$—	$—	$—	$—
Global Stock	$10,434	$(10,381)	$53	$21,099	$—	$134,629	$155,728	$155,781
Government Bond	$4,655	$(1,790)	$2,865	$(2,854)	$—	$4,195	$1,341	$4,206
Healthcare	$523	$(1,299)	$(776)	$18,128	$1,299	$(17,360)	$2,067	$1,291
High Yield	$29,809	$(6,168)	$23,641	$(16,829)	$—	$42,120	$25,291	$48,932
Income	$16,291	$(4,888)	$11,403	$(11,828)	$—	$29,766	$17,938	$29,341
International Allocation	$6,296	$(2,983)	$3,313	$2,810	$—	$30,878	$33,688	$37,001
International Index	$—	$—	$—	$—	$—	$—	$—	$—
Large Cap Growth	$3,051	$(18,121)	$(15,070)	$102,496	$159,109	$291,943	$553,548	$538,478
Large Cap Index	$21,962	$(20,427)	$1,535	$162,195	$8,943	$186,681	$357,819	$359,354
Large Cap Value	$5,254	$(3,765)	$1,489	$18,790	$15,283	$(3,257)	$30,816	$32,305
Limited Maturity Bond	$4,261	$(1,661)	$2,600	$(741)	$—	$4,642	$3,901	$6,501
Low Volatility Equity	$—	$—	$—	$—	$—	$—	$—	$—
Mid Cap Growth	$—	$—	$—	$—	$—	$—	$—	$—
Mid Cap Index	$5,596	$(5,133)	$463	$14,827	$14,659	$26,629	$56,115	$56,578
Mid Cap Stock	$5,283	$(15,644)	$(10,361)	$20,698	$61,589	$79,228	$161,515	$151,154
Mid Cap Value	$—	$—	$—	$—	$—	$—	$—	$—
Moderate Allocation	$166,594	$(80,800)	$85,794	$70,611	$5,123	$734,391	$810,125	$895,919
Moderately Aggressive Allocation	$95,889	$(47,201)	$48,688	$61,685	$67,287	$392,489	$521,461	$570,149
Moderately Conservative Allocation	$60,808	$(25,962)	$34,846	$(409)	$—	$177,665	$177,256	$212,102
Money Market	$4,908	$(1,285)	$3,623	$—	$—	$—	$—	$3,623
Multidimensional Income	$—	$—	$—	$—	$—	$—	$—	$—
Opportunity Income Plus	$3,011	$(768)	$2,243	$(4,543)	$—	$6,383	$1,840	$4,083
Real Estate Securities	$4,705	$(2,759)	$1,946	$11,806	$7,455	$(3,089)	$16,172	$18,118
Small Cap Growth	$—	$—	$—	$—	$—	$—	$—	$—
Small Cap Index	$9,467	$(10,022)	$(555)	$23,868	$21,267	$62,664	$107,799	$107,244
Small Cap Stock	$3,948	$(8,259)	$(4,311)	$15,069	$83,159	$(24,794)	$73,434	$69,123
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2023
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions				Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Adjustments to annuity reserves	Transfers between subaccounts
Aggressive Allocation	$3,071	$21,316	$56,363	$80,750	$—	$(45,108)	$26,256	$(30,133)	$(48,985)	$31,765	$551,404	$583,169
All Cap	$(998)	$6,571	$61,839	$67,412	$—	$(9,420)	$6,110	$(25,500)	$(28,810)	$38,602	$375,797	$414,399
Balanced Income Plus	$14,613	$(13,658)	$98,639	$99,594	$—	$(120,432)	$4,860	$(69,534)	$(185,106)	$(85,512)	$1,569,428	$1,483,916
Diversified Income Plus	$20,559	$(8,418)	$53,120	$65,261	$—	$(94,463)	$1,878	$(86,602)	$(179,187)	$(113,926)	$996,957	$883,031
Emerging Markets Equity	$538	$837	$755	$2,130	$—	$(4,859)	$1,499	$(2,381)	$(5,741)	$(3,611)	$36,926	$33,315
ESG Index	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Global Stock	$53	$21,099	$134,629	$155,781	$—	$(116,426)	$(10,149)	$(21,871)	$(148,446)	$7,335	$1,130,006	$1,137,341
Government Bond	$2,865	$(2,854)	$4,195	$4,206	$—	$(20,750)	$(4,336)	$(4,538)	$(29,624)	$(25,418)	$186,803	$161,385
Healthcare	$(776)	$19,427	$(17,360)	$1,291	$—	$(49,750)	$(10,458)	$(4,365)	$(64,573)	$(63,282)	$190,315	$127,033
High Yield	$23,641	$(16,829)	$42,120	$48,932	$—	$(82,427)	$7,002	$(5,713)	$(81,138)	$(32,206)	$649,300	$617,094
Income	$11,403	$(11,828)	$29,766	$29,341	$—	$(66,155)	$(10,203)	$50,643	$(25,715)	$3,626	$408,933	$412,559
International Allocation	$3,313	$2,810	$30,878	$37,001	$—	$(38,371)	$(6,784)	$(6,864)	$(52,019)	$(15,018)	$364,538	$349,520
International Index	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Large Cap Growth	$(15,070)	$261,605	$291,943	$538,478	$—	$(267,485)	$105,325	$(20,760)	$(182,920)	$355,558	$1,548,134	$1,903,692
Large Cap Index	$1,535	$171,138	$186,681	$359,354	$—	$(214,402)	$68,236	$(69,701)	$(215,867)	$143,487	$2,350,892	$2,494,379
Large Cap Value	$1,489	$34,073	$(3,257)	$32,305	$—	$(51,343)	$(6,338)	$(8,541)	$(66,222)	$(33,917)	$494,471	$460,554
Limited Maturity Bond	$2,600	$(741)	$4,642	$6,501	$—	$(22,253)	$(15,795)	$(2,361)	$(40,409)	$(33,908)	$196,915	$163,007
Low Volatility Equity	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Mid Cap Growth	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Mid Cap Index	$463	$29,486	$26,629	$56,578	$—	$(41,350)	$(26,230)	$(17,813)	$(85,393)	$(28,815)	$534,149	$505,334
Mid Cap Stock	$(10,361)	$82,287	$79,228	$151,154	$—	$(209,316)	$42,392	$(17,164)	$(184,088)	$(32,934)	$1,561,977	$1,529,043
Mid Cap Value	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Moderate Allocation	$85,794	$75,734	$734,391	$895,919	$—	$(1,051,592)	$190,759	$(214,757)	$(1,075,590)	$(179,671)	$8,202,740	$8,023,069
Moderately Aggressive Allocation	$48,688	$128,972	$392,489	$570,149	$—	$(504,667)	$(550)	$(130,701)	$(635,918)	$(65,769)	$4,468,992	$4,403,223
Moderately Conservative Allocation	$34,846	$(409)	$177,665	$212,102	$—	$(349,177)	$98,411	$(93,107)	$(343,873)	$(131,771)	$2,611,209	$2,479,438
Money Market	$3,623	$—	$—	$3,623	$—	$(13,933)	$(1,709)	$(3,174)	$(18,816)	$(15,193)	$141,119	$125,926
Multidimensional Income	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Opportunity Income Plus	$2,243	$(4,543)	$6,383	$4,083	$—	$(26,793)	$(1,687)	$(2,901)	$(31,381)	$(27,298)	$93,433	$66,135
Real Estate Securities	$1,946	$19,261	$(3,089)	$18,118	$—	$(32,701)	$(890)	$(4,413)	$(38,004)	$(19,886)	$289,482	$269,596
Small Cap Growth	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Small Cap Index	$(555)	$45,135	$62,664	$107,244	$—	$(100,265)	$(69,893)	$(37,462)	$(207,620)	$(100,376)	$1,166,433	$1,066,057
Small Cap Stock	$(4,311)	$98,228	$(24,794)	$69,123	$—	$(125,210)	$3,336	$(14,937)	$(136,811)	$(67,688)	$832,313	$764,625
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2022
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions				Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Adjustments to annuity reserves	Transfers between subaccounts
Aggressive Allocation	$(2,386)	$88,344	$(218,198)	$(132,240)	$—	$(76,357)	$(40,091)	$(29,786)	$(146,234)	$(278,474)	$829,878	$551,404
All Cap	$(2,615)	$77,625	$(163,142)	$(88,132)	$—	$(18,726)	$(6,766)	$(26,612)	$(52,104)	$(140,236)	$516,033	$375,797
Balanced Income Plus	$10,068	$92,839	$(312,375)	$(209,468)	$—	$(211,510)	$(96,459)	$(76,585)	$(384,554)	$(594,022)	$2,163,450	$1,569,428
Diversified Income Plus	$15,918	$62,234	$(221,995)	$(143,843)	$—	$(108,614)	$(28,688)	$88,097	$(49,205)	$(193,048)	$1,190,005	$996,957
Emerging Markets Equity	$(149)	$1,402	$(14,279)	$(13,026)	$—	$(3,315)	$(961)	$(2,531)	$(6,807)	$(19,833)	$56,759	$36,926
ESG Index	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Global Stock	$(1,296)	$160,938	$(401,345)	$(241,703)	$—	$(178,724)	$(73,318)	$(27,026)	$(279,068)	$(520,771)	$1,650,777	$1,130,006
Government Bond	$1,703	$(2,464)	$(23,422)	$(24,183)	$—	$(43,732)	$(4,949)	$(8,862)	$(57,543)	$(81,726)	$268,529	$186,803
Healthcare	$(1,448)	$31,023	$(43,295)	$(13,720)	$—	$(34,107)	$1,593	$(4,419)	$(36,933)	$(50,653)	$240,968	$190,315
High Yield	$24,220	$(18,659)	$(81,340)	$(75,779)	$—	$(90,208)	$4,077	$(9,180)	$(95,311)	$(171,090)	$820,390	$649,300
Income	$9,784	$6	$(97,857)	$(88,067)	$—	$(67,314)	$6,401	$(6,679)	$(67,592)	$(155,659)	$564,592	$408,933
International Allocation	$4,230	$29,337	$(104,457)	$(70,890)	$—	$(57,350)	$(23,695)	$(8,253)	$(89,298)	$(160,188)	$524,726	$364,538
International Index	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Large Cap Growth	$(20,892)	$269,966	$(1,020,904)	$(771,830)	$—	$(250,660)	$(74,581)	$(26,746)	$(351,987)	$(1,123,817)	$2,671,951	$1,548,134
Large Cap Index	$(618)	$218,781	$(652,981)	$(434,818)	$—	$(254,859)	$(149,858)	$(69,682)	$(474,399)	$(909,217)	$3,260,109	$2,350,892
Large Cap Value	$151	$70,814	$(95,470)	$(24,505)	$—	$(80,723)	$(19,574)	$(12,254)	$(112,551)	$(137,056)	$631,527	$494,471
Limited Maturity Bond	$1,293	$(2,891)	$(7,766)	$(9,364)	$—	$(31,334)	$(186)	$(5,769)	$(37,289)	$(46,653)	$243,568	$196,915
Low Volatility Equity	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Mid Cap Growth	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Mid Cap Index	$(707)	$65,058	$(143,628)	$(79,277)	$—	$(48,587)	$(18,929)	$(18,453)	$(85,969)	$(165,246)	$699,395	$534,149
Mid Cap Stock	$(13,966)	$317,548	$(653,349)	$(349,767)	$—	$(240,995)	$(52,489)	$(20,223)	$(313,707)	$(663,474)	$2,225,451	$1,561,977
Mid Cap Value	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Moderate Allocation	$28,875	$812,813	$(2,467,738)	$(1,626,050)	$—	$(1,291,174)	$(215,425)	$(392,778)	$(1,899,377)	$(3,525,427)	$11,728,167	$8,202,740
Moderately Aggressive Allocation	$2,121	$625,461	$(1,692,655)	$(1,065,073)	$—	$(1,067,275)	$293,528	$(137,561)	$(911,308)	$(1,976,381)	$6,445,373	$4,468,992
Moderately Conservative Allocation	$22,493	$147,450	$(673,127)	$(503,184)	$—	$(449,285)	$(112,222)	$(171,687)	$(733,194)	$(1,236,378)	$3,847,587	$2,611,209
Money Market	$300	$—	$—	$300	$—	$(8,415)	$2,652	$51,421	$45,658	$45,958	$95,161	$141,119
Multidimensional Income	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Opportunity Income Plus	$2,344	$(1,769)	$(11,733)	$(11,158)	$—	$(12,686)	$734	$(6,189)	$(18,141)	$(29,299)	$122,732	$93,433
Real Estate Securities	$(282)	$30,200	$(127,109)	$(97,191)	$—	$(46,464)	$(15,699)	$(8,179)	$(70,342)	$(167,533)	$457,015	$289,482
Small Cap Growth	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Small Cap Index	$(867)	$135,358	$(341,849)	$(207,358)	$—	$(169,291)	$(14,408)	$(41,452)	$(225,151)	$(432,509)	$1,598,942	$1,166,433
Small Cap Stock	$(7,313)	$176,027	$(274,615)	$(105,901)	$—	$(116,522)	$(8,133)	$(23,061)	$(147,716)	$(253,617)	$1,085,930	$832,313
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2023
(1) ORGANIZATION
The Thrivent Variable Annuity Account II ( the Variable Account), is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 32 subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as provided below. For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of
December 31, 2023, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.
Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
All Cap	Thrivent Series Fund, Inc. — All Cap Portfolio
Balanced Income Plus	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Emerging Markets Equity	Thrivent Series Fund, Inc. — Emerging Markets Equity Portfolio
ESG Index	Thrivent Series Fund, Inc. — ESG Index Portfolio
Global Stock	Thrivent Series Fund, Inc. — Global Stock Portfolio
Government Bond	Thrivent Series Fund, Inc. — Government Bond Portfolio
Healthcare	Thrivent Series Fund, Inc. — Healthcare Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
International Allocation	Thrivent Series Fund, Inc. — International Allocation Portfolio
International Index	Thrivent Series Fund, Inc. — International Index Portfolio
Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Low Volatility Equity	Thrivent Series Fund, Inc. — Low Volatility Equity Portfolio
Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Value	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
Multidimensional Income	Thrivent Series Fund, Inc. — Multidimensional Income Portfolio
Opportunity Income Plus	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Small Cap Growth	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

The Funds are registered under the Investment Company Act of 1940 as open-end management investment companies. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.
Thrivent Variable Annuity Account II
NOTES TO FINANCIAL STATEMENTS
The Variable Account is used to fund single premium immediate variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the single premium immediate variable annuity contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.
Valuation of Investments
The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
Annuity Reserves
Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to Section VM-21 of the NAIC Valuation Manual. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reflected as a payable to Thrivent Financial on the statement of assets and liabilities. If additional reserves are required, a receivable from Thrivent Financial is reflected on the statement of assets and liabilities.

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Thrivent Variable Annuity Account II
NOTES TO FINANCIAL STATEMENTS
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:
Level 1:
Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:
Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:
Fair value based on significant value driver inputs that are not observable.
The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES
Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.
Thrivent Variable Annuity Account II
NOTES TO FINANCIAL STATEMENTS
The maximum commuted value charge (if surrendered) is 2%. The net amount received upon surrender is the commuted value. For the variable subaccounts, the commuted value is calculated using an interest rate of 0.5% greater than the assumed interest return selected. The withdrawal and surrender charges are deducted by redeeming units of the subaccounts of the Variable Account.
The contract owner may make twelve transfers between investment options per contract year, but thereafter, each transfer is subject to a $25 transfer charge. Transfers from the fixed account are not allowed.

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.25% of the average daily net assets of the Variable Account.
Additionally, during the year ended December 31, 2023, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.
(4) UNIT ACTIVITY
Transactions in units (including transfers among subaccounts) were as follows:
	Units Outstanding at January 1, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2023
Aggressive Allocation	20,448	—	(3,491)	16,957	—	(2,404)	14,553
All Cap	12,346	—	(1,345)	11,001	—	(1,016)	9,985
Balanced Income Plus	31,399	8	(6,709)	24,698	1	(4,453)	20,246
Diversified Income Plus	38,663	4,953	(6,206)	37,410	34	(7,780)	29,664
Emerging Markets Equity	3,036	—	(459)	2,577	—	(581)	1,996
ESG Index	—	—	—	—	—	—	—
Global Stock	51,361	6	(9,728)	41,639	—	(6,359)	35,280
Government Bond	9,679	—	(2,345)	7,334	—	(1,178)	6,156
Healthcare	4,959	1	(1,133)	3,827	1	(1,570)	2,258
High Yield	24,616	843	(4,729)	20,730	1	(3,388)	17,343
Income	25,124	5,407	(9,300)	21,231	2,811	(3,661)	20,381
International Allocation	27,995	3	(5,764)	22,234	3	(3,821)	18,416
International Index	—	—	—	—	—	—	—
Large Cap Growth	38,858	204	(6,175)	32,887	2	(5,913)	26,976
Large Cap Index	24,197	322	(4,220)	20,299	4	(3,220)	17,083
Large Cap Value	9,496	394	(2,492)	7,398	1	(1,329)	6,070
Limited Maturity Bond	13,905	4,293	(7,110)	11,088	—	(1,873)	9,215
Low Volatility Equity	—	—	—	—	—	—	—
Mid Cap Growth	—	—	—	—	—	—	—
Mid Cap Index	10,306	203	(1,607)	8,902	1	(1,193)	7,710
Mid Cap Stock	33,123	1	(5,314)	27,810	—	(4,581)	23,229
Mid Cap Value	—	—	—	—	—	—	—
Moderate Allocation	379,848	—	(71,708)	308,140	86	(54,380)	253,846
Moderately Aggressive Allocation	200,985	46	(45,806)	155,225	29	(23,859)	131,395
Moderately Conservative Allocation	158,246	3,187	(36,428)	125,005	37	(23,755)	101,287
Money Market	66,791	55,954	(11,944)	110,801	—	(17,084)	93,717
Multidimensional Income	—	—	—	—	—	—	—
Opportunity Income Plus	6,377	—	(1,250)	5,127	5	(2,021)	3,111
Real Estate Securities	6,594	1	(1,105)	5,490	—	(844)	4,646
Small Cap Growth	—	—	—	—	—	—	—
Small Cap Index	11,122	59	(2,196)	8,985	1	(1,414)	7,572
Small Cap Stock	17,950	—	(2,846)	15,104	—	(2,876)	12,228

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)

(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2023 were as follows:
Subaccount	Purchases	Sales
Aggressive Allocation	$17,732	$81,407
All Cap	4,998	39,413
Balanced Income Plus	26,631	201,984
Diversified Income Plus	30,530	191,035
Emerging Markets Equity	896	7,598
ESG Index	—	—
Global Stock	10,434	148,678
Government Bond	4,655	27,078
Healthcare	1,822	55,415
High Yield	29,809	94,309
Income	68,711	72,821
International Allocation	6,296	48,217
International Index	—	—
Large Cap Growth	162,160	306,366
Large Cap Index	30,986	304,610
Large Cap Value	20,537	63,649
Limited Maturity Bond	4,261	26,275
Low Volatility Equity	—	—
Mid Cap Growth	—	—
Mid Cap Index	20,255	64,296
Mid Cap Stock	66,872	242,124
Mid Cap Value	—	—
Moderate Allocation	172,324	1,347,757
Moderately Aggressive Allocation	163,176	682,570
Moderately Conservative Allocation	61,199	468,636
Money Market	4,908	18,392
Multidimensional Income	—	—
Opportunity Income Plus	3,063	30,514
Real Estate Securities	12,160	39,874
Small Cap Growth	—	—
Small Cap Index	30,734	147,749
Small Cap Stock	87,106	148,405
(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2023, except as indicated in Note 1, follows:

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Aggressive Allocation
Units	14,553	16,957	20,448	26,414	32,007
Unit value	$33.97	$28.83	$35.57	$29.96	$25.90
Net assets	$583,169	$551,404	$829,878	$869,709	$883,395
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.87%	0.83%	0.78%	1.19%	1.31%
Total return (c)	17.83%	(18.94) %	18.70%	15.68%	23.79%
All Cap (4)
Units	9,985	11,001	12,346	13,953	16,242
Unit value	$37.59	$31.17	$38.59	$31.48	$25.88
Net assets	$414,399	$375,797	$516,033	$472,629	$447,105
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.97%	0.58%	0.42%	0.77%	0.63%
Total return (c)	20.62%	(19.22) %	22.57%	21.63%	28.65%
Balanced Income Plus
Units	20,246	24,698	31,399	38,164	46,113
Unit value	$45.40	$40.88	$48.00	$43.22	$40.11
Net assets	$1,483,916	$1,569,428	$2,163,450	$2,309,833	$2,435,450
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	2.76%	2.08%	2.33%	2.90%	2.94%
Total return (c)	11.07%	(14.84) %	11.04%	7.75%	15.66%
Diversified Income Plus
Units	29,664	37,410	38,663	43,934	52,652
Unit value	$24.60	$22.60	$26.12	$24.75	$23.34
Net assets	$883,031	$996,957	$1,190,005	$1,256,722	$1,362,848
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	3.90%	2.93%	3.00%	3.45%	3.55%
Total return (c)	8.84%	(13.47) %	5.54%	6.03%	12.32%
Emerging Markets Equity (1)
Units	1,996	2,577	3,036	3,529	4,162
Unit value	$12.94	$12.01	$16.41	$17.44	$13.88
Net assets	$33,315	$36,926	$56,759	$67,470	$62,516
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	3.13%	0.84%	0.17%	2.25%	0.69%
Total return (c)	7.78%	(26.83) %	(5.91) %	25.60%	18.66%
ESG Index
Units	—	—	—	—	—
Unit value	$16.21	$12.80	$16.58	$12.84	—
Net assets	$0	$0	$0	$0	—
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	— %
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	— %
Total return (c) (3)	26.61%	(22.80) %	29.16%	28.40%	— %

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Global Stock (4)
Units	35,280	41,639	51,361	60,847	80,687
Unit value	$23.93	$19.85	$24.81	$20.81	$18.29
Net assets	$1,137,341	$1,130,006	$1,650,777	$1,575,044	$1,689,353
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.25%	1.12%	0.90%	1.78%	1.45%
Total return (c)	20.52%	(19.97) %	19.21%	13.78%	21.43%
Government Bond
Units	6,156	7,334	9,679	11,958	12,814
Unit value	$21.98	$21.32	$24.09	$24.77	$23.39
Net assets	$161,385	$186,803	$268,529	$330,590	$374,503
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	3.25%	2.15%	1.33%	1.50%	2.19%
Total return (c)	3.08%	(11.48) %	(2.74) %	5.88%	4.54%
Healthcare (1)
Units	2,258	3,827	4,959	5,893	6,971
Unit value	$36.10	$35.09	$37.62	$33.78	$28.79
Net assets	$127,033	$190,315	$240,968	$241,599	$232,948
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.50%	0.26%	0.30%	0.45%	0.43%
Total return (c)	2.86%	(6.71) %	11.37%	17.32%	24.29%
High Yield
Units	17,343	20,730	24,616	30,072	44,542
Unit value	$27.51	$24.91	$28.09	$27.25	$26.85
Net assets	$617,094	$649,300	$820,390	$941,359	$1,303,943
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	6.03%	5.40%	4.60%	5.34%	5.57%
Total return (c)	10.45%	(11.33) %	3.10%	1.48%	12.92%
Income
Units	20,381	21,231	25,124	34,695	34,817
Unit value	$19.42	$18.00	$21.66	$22.03	$19.97
Net assets	$412,559	$408,933	$564,592	$798,433	$758,264
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	4.15%	3.47%	2.79%	2.95%	3.37%
Total return (c)	7.94%	(16.91) %	(1.70) %	10.31%	12.18%
International Allocation (4)
Units	18,416	22,234	27,995	33,980	41,568
Unit value	$12.75	$10.93	$13.56	$12.00	$11.68
Net assets	$349,520	$364,538	$524,726	$538,114	$603,770
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	2.63%	2.72%	1.56%	3.27%	2.32%
Total return (c)	16.65%	(19.36) %	13.04%	2.69%	18.98%

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
International Index
Units	—	—	—	—	—
Unit value	$13.76	$11.83	$14.02	$12.80	—
Net assets	$0	$0	$0	$0	—
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	— %
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	— %
Total return (c) (3)	16.30%	(15.62) %	9.49%	28.04%	— %
Large Cap Growth (2)
Units	26,976	32,887	38,858	45,971	61,663
Unit value	$57.72	$39.74	$60.63	$49.93	$35.27
Net assets	$1,903,692	$1,548,134	$2,671,951	$2,531,863	$2,307,141
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.21%	0.00%	0.14%	0.32%	0.01%
Total return (c)	45.25%	(34.46) %	21.44%	41.55%	31.25%
Large Cap Index
Units	17,083	20,299	24,197	29,847	34,875
Unit value	$97.53	$78.37	$97.13	$76.59	$65.65
Net assets	$2,494,379	$2,350,892	$3,260,109	$3,065,589	$3,026,295
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.34%	1.22%	1.42%	1.59%	1.56%
Total return (c)	24.45%	(19.31) %	26.82%	16.65%	29.52%
Large Cap Value
Units	6,070	7,398	9,496	12,423	14,580
Unit value	$48.68	$43.67	$46.39	$35.57	$34.49
Net assets	$460,554	$494,471	$631,527	$578,824	$626,190
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.74%	1.29%	1.24%	1.96%	1.56%
Total return (c)	11.47%	(5.86) %	30.42%	3.14%	22.84%
Limited Maturity Bond
Units	9,215	11,088	13,905	16,992	20,204
Unit value	$13.53	$12.88	$13.61	$13.75	$13.38
Net assets	$163,007	$196,915	$243,568	$285,234	$315,299
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	3.20%	2.05%	1.55%	2.13%	2.61%
Total return (c)	5.06%	(5.38) %	(0.97) %	2.71%	3.45%
Low Volatility Equity
Units	—	—	—	—	—
Unit value	$14.18	$13.28	$15.06	$12.85	$12.73
Net assets	$0	$0	$0	$0	$0
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	6.72%	(11.78) %	17.18%	0.92%	21.60%

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Mid Cap Growth
Units	—	—	—	—	—
Unit value	$13.34	$11.53	$16.34	$14.80	—
Net assets	$0	$0	$0	$0	—
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	— %
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	— %
Total return (c) (3)	15.67%	(29.41) %	10.41%	47.97%	— %
Mid Cap Index
Units	7,710	8,902	10,306	12,156	14,256
Unit value	$53.69	$46.79	$54.61	$44.42	$39.67
Net assets	$505,334	$534,149	$699,395	$649,732	$666,779
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.36%	1.10%	0.97%	1.42%	1.20%
Total return (c)	14.75%	(14.33) %	22.93%	11.99%	24.30%
Mid Cap Stock
Units	23,229	27,810	33,123	38,641	45,905
Unit value	$52.71	$46.74	$57.69	$45.35	$37.74
Net assets	$1,529,043	$1,561,977	$2,225,451	$1,998,669	$1,920,151
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.42%	0.32%	0.24%	0.51%	0.61%
Total return (c)	12.78%	(18.98) %	27.21%	20.17%	24.59%
Mid Cap Value
Units	—	—	—	—	—
Unit value	$17.85	$15.95	$17.04	$13.18	—
Net assets	$0	$0	$0	$0	—
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	— %
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	— %
Total return (c) (3)	11.91%	(6.40) %	29.26%	31.82%	— %
Moderate Allocation
Units	253,846	308,140	379,848	459,474	514,631
Unit value	$25.19	$21.96	$26.53	$23.83	$21.25
Net assets	$8,023,069	$8,202,740	$11,728,167	$12,347,654	$12,115,320
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	2.57%	1.61%	1.51%	1.97%	2.28%
Total return (c)	14.74%	(17.23) %	11.29%	12.16%	17.27%
Moderately Aggressive Allocation
Units	131,395	155,225	200,985	246,751	296,609
Unit value	$28.91	$24.89	$30.52	$26.56	$23.51
Net assets	$4,403,223	$4,468,992	$6,445,373	$6,709,603	$7,486,445
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	2.53%	1.29%	1.19%	1.62%	1.84%
Total return (c)	16.14%	(18.44) %	14.90%	12.99%	20.60%

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Moderately Conservative Allocation
Units	101,287	125,005	158,246	187,759	222,406
Unit value	$19.78	$17.87	$21.22	$20.04	$18.39
Net assets	$2,479,438	$2,611,209	$3,847,587	$4,225,781	$4,475,188
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	2.92%	2.09%	1.82%	2.28%	2.54%
Total return (c)	10.70%	(15.79) %	5.87%	8.97%	13.75%
Money Market
Units	93,717	110,801	66,791	79,610	93,596
Unit value	$1.02	$0.98	$0.98	$0.99	$1.00
Net assets	$125,926	$141,119	$95,161	$105,453	$117,277
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	4.77%	1.65%	0.00%	0.31%	1.82%
Total return (c)	3.58%	0.11%	(1.25) %	(0.96) %	0.56%
Multidimensional Income
Units	—	—	—	—	1,465
Unit value	$10.90	$10.19	$11.90	$11.40	$10.90
Net assets	$0	$0	$0	$0	$15,848
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	3.85%
Total return (c)	7.02%	(14.42) %	4.46%	4.53%	13.66%
Opportunity Income Plus
Units	3,111	5,127	6,377	7,504	9,797
Unit value	$15.48	$14.39	$16.28	$16.19	$15.71
Net assets	$66,135	$93,433	$122,732	$145,233	$174,905
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	4.90%	4.01%	2.99%	3.34%	4.03%
Total return (c)	7.58%	(11.60) %	0.53%	3.08%	7.18%
Real Estate Securities
Units	4,646	5,490	6,594	7,721	9,747
Unit value	$47.39	$43.57	$59.30	$42.25	$45.20
Net assets	$269,596	$289,482	$457,015	$374,330	$484,768
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	2.13%	1.15%	1.40%	2.05%	2.18%
Total return (c)	8.78%	(26.52) %	40.35%	(6.53) %	26.35%
Small Cap Growth
Units	—	—	—	—	—
Unit value	$16.06	$14.80	$19.44	$17.58	$11.46
Net assets	$0	$0	$0	$0	$0
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	8.50%	(23.87) %	10.55%	53.45%	26.82%

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Small Cap Index
Units	7,572	8,985	11,122	13,330	15,760
Unit value	$106.96	$93.53	$113.15	$90.56	$82.54
Net assets	$1,066,057	$1,166,433	$1,598,942	$1,532,452	$1,682,539
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.18%	1.16%	0.83%	1.20%	1.07%
Total return (c)	14.36%	(17.34) %	24.94%	9.73%	20.97%
Small Cap Stock
Units	12,228	15,104	17,950	20,744	24,596
Unit value	$52.56	$47.26	$53.44	$43.37	$35.80
Net assets	$764,625	$832,313	$1,085,930	$994,316	$950,079
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.60%	0.33%	0.79%	0.69%	0.39%
Total return (c)	11.23%	(11.57) %	23.22%	21.16%	26.19%

(a)
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)
These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in footnote 3 below indicate the effective date of the investment option in the Variable Account.
(1)
The following name changes were effective April 30, 2023:

Emerging Markets Equity was formerly known as Partner Emerging Markets Equity.

Healthcare was formerly known as Partner Healthcare.
(2)
Partner Growth Stock merged into the Large Cap Growth Portfolio as of August 31, 2020.
(3)
For the period April 29, 2020 (commencement of operations) to December 31, 2020.
(4)
The following name changes were effective April 30, 2019:

All Cap was formerly known as Partner All Cap.

Global Stock was formerly known as Large Cap Stock.

International Allocation was formerly known as Worldwide Allocation.

PART C. OTHER INFORMATION
Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
(a)	Resolution of the Board of Directors of Depositor authorizing the establishment of Thrivent Variable Annuity Account II (“Registrant”)	Initial registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on February 5, 1999
(b)	Custodian Agreements	Not Applicable
(c)(i)	Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc.	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on October 29, 2002
(c)(ii)	Form of Distribution Agreement with Registered Representatives	Post-Effective Amendment No. 15 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 18, 2011
(d)(i)	Variable Annuity Contract
Post-Effective Amendment No. 5 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement
No. 333-71853, filed on February 27, 2001
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account II, Registration Statement
No. 333-71853, filed on May 27, 1999

(d)(ii)	403(b) Tax Sheltered Annuity Endorsement	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 19, 2010
(d)(iii)	Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 19, 2010
(d)(iv)	Roth Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 19, 2010
(d)(v)	SIMPLE Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 19, 2010
(e)	Standard Application Form	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on May 27, 1999
(f)	Articles of Incorporation and Bylaws of the Depositor	Filed Herewith
(g)	Reinsurance Contracts	Not Applicable
(h)	Participation Agreement between Depositor and the Thrivent Series Fund, Inc. as of December 15, 2003	Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed Herewith
(l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP	Filed Herewith
(m)	Omitted Financial Statements	Not Applicable
(n)	Initial Capital Agreements	Not Applicable

Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
(o)	Initial Summary Prospectus	Not Applicable
(p)	Powers of Attorney	Post-Effective Amendment No. 30 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 26, 2023
Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Depositor
Deborah M. Ackerman	Director
Morotoluwa Adebiyi	Vice President and Chief Compliance Officer
N. Cornell Boggs III	Chair of the Board of Directors
Kenneth A. Carow	Director
Bradford N. Creswell	Director
Lynn Crump-Caine	Director
Eric J. Draut	Director
Paul R. Johnston	Executive Vice President, Chief Operations Officer, Chief Legal Officer, General Counsel & Secretary
Jill B. Louis	Director
Kathryn V. Marinello	Director
Brian J. McGrane	Director
Nichole B. Pechet	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
Angela S. Rieger	Director
David S. Royal	Executive Vice President, Chief Financial & Investment Officer
Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent. Financial statements of Thrivent will be presented on a consolidated basis.
Thrivent Entities	Primary Business	State of Organization
Thrivent	Fraternal benefit society offering financial ser- vices and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent opera- tions	Delaware
North Meadows Investment Ltd.[2]	Real estate development and investment corpo- ration	Wisconsin
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC[3]	Long-term care insurance agency	Minnesota

Thrivent Entities	Primary Business	State of Organization
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
Thrivent Education Funding, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023 Holdings, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023, LLC[4]	Special purpose entity	Delaware
Blue Rock Holdco LLC[2]	Holding vehicle	Delaware
Castle Lending Enterprises, LLC[5]	Special purpose entity	Delaware
College Avenue Student Loans, LLC[6]	Special purpose entity	Delaware
College Ave Student Loan Servicing LLC[7]	Special purpose entity	Delaware
Museum Finance, LLC[8]	Special purpose entity	Delaware
College Ave Administrator LLC[7]	Special purpose entity	Delaware
College Ave Depositor, LLC[7]	Special purpose entity	Delaware
College Ave Residual Holdings, LLC[7]	Special purpose entity	Delaware
College Ave Student Loans 2023-A, LLC[7]	Special purpose entity	Delaware
College Ave Student Loans Grantor Trust 2023-A7	Special purpose entity	Delaware
College Ave Holdings 2017-A, LLC[7]	Special purpose entity	Delaware
College Ave Holdings 2018-A, LLC[7]	Special purpose entity	Delaware
College Ave Holdings 2019-A, LLC[7]	Special purpose entity	Delaware
White Rose GP I, LLC[9]	General partner	Delaware
White Rose Fund I Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP II, LLC[9]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[9]	General partner	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP IV, LLC[9]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[9]	General partner	Delaware
Thrivent White Rose Fund V Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[9]	General partner	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[10]	Private equity fund	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent White Rose Fund VIII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[9]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[9]	General partner	Delaware
Thrivent White Rose Fund X Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund X Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[8]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XIII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XIV, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XV Fund of Funds, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XV Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Fund of Funds, LLC[11]	Private equity fund	Delaware
Thrivent White Rose GP XV Equity Direct, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XV Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Equity Direct, LLC[11]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.[10]	Private equity real estate fund	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent White Rose Real Estate GP II, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP IV, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund IV, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder IV, LLC[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP V, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund V, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder V, LLC[11]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[9]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[9]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Endurance GP III, LLC[9]	General partner	Delaware
Thrivent White Rose Endurance Fund III, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Endurance Feeder III, LLC[11]	Private equity fund	Delaware
Twin Bridge Capital Partners, LLC[12]	Investment adviser	Delaware
1
Wholly owned subsidiary of Thrivent.
2
Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent is the ultimate controlling entity.
3
Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent is the ultimate controlling entity.
4
Wholly owned subsidiary of White Rose CFO 2023 Holdings, LLC. Thrivent is the ultimate controlling entity.
5
Directly controlled by Blue Rock HoldCo LLC. Thrivent is the ultimate controlling entity.
6
Directly controlled by Castle Lending Enterprises, LLC. Thrivent is the ultimate controlling entity.
7
Directly controlled by College Avenue Student Loans, LLC. Thrivent is the ultimate controlling entity.
8
Directly controlled by College Ave Student Loan Servicing, LLC. Thrivent is the ultimate controlling entity.
9
Directly controlled by Thrivent, which is the managing member and owns an interest in the limited liability company.
10
Directly controlled by its general partner. Thrivent is the ultimate controlling entity. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent’s general account.
11
Directly controlled by Thrivent, which is the managing member of the limited liability company. The fund is a pooled investment vehicle organized as a feeder fund of the fund.
12
Directly controlled by Thrivent. Investment advisory clients include Pacific Street Fund, Twin Bridge Narrow Gate Fund, and Twin Bridge Titan Fund limited partnerships.

The subsidiaries of Thrivent are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.Thrivent Variable Life Account I
2.Thrivent Variable Insurance Account A
3. Thrivent Variable Insurance Account B
4. Thrivent Variable Insurance Account C
5. Thrivent Variable Annuity Account I
6. Thrivent Variable Annuity Account II
7. Thrivent Variable Annuity Account A
8. Thrivent Variable Annuity Account B
9. Thrivent Variable Annuity Account C
Indemnification
Section 33 of Depositor’s Bylaws, Article VIII the Fund’s Articles of Incorporation, Section 4.01 of the Fund’s First Amended and Restated Bylaws, and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity. Thrivent Investment Management Inc. is the principal underwriter of the Contracts.

(b) Management. The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Nicholas M. Cecere	Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President, Supervision
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Andrew D. Norgard	Treasurer
Paul R. Johnston	Director
Caleb A. Bousu	Director
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Cynthia J. Nigbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Mary E. Faulkner 4321 North Ballard Road Appleton WI 54919	Chief Information Security Officer
(c) Compensation from Registrant. Not Applicable.
Management Services
Not Applicable.
Fee Representation
Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-71853, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent Financial.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 26th day of April, 2024.
Thrivent Variable Annuity Account II (Registrant)

By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Registrant

Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Depositor
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

David S. Royal*	Executive Vice President, Chief Financial & Investment Officer
Paul R. Johnston*	Executive Vice President, Chief Legal Officer, Chief Operations Officer, General Counsel & Secretary
Deborah M. Ackerman*	Director
N. Cornell Boggs, III*	Chair of the Board
Kenneth A. Carow*	Director
Bradford N. Creswell*	Director
Lynn Crump-Caine*	Director
Eric J. Draut*	Director
Jill B. Louis*	Director
Kathryn V. Marinello*	Director
Brian J. McGrane*	Director
Nichole B. Pechet*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 26, 2024
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
THRIVENT VARIABLE ANNUITY ACCOUNT II
The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Part C for exhibits not listed below.
EXHIBIT NO.
EX (f)	Articles of Incorporation of Bylaws of the Depositor
EX (k)	Opinion and Consent of Counsel as to the legality of the securities being registered (including written consent)
EX (l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers, LLP